              LEASE AND AGREEMENT, dated as of April 15, 1993, between Allen Office Investment Limited Partnership, a Texas limited partnership (herein, as further defined in Section 32(c), called "Landlord"), having an address at 711 High Street, Des Moines, Iowa 50392, Attention: Commercial Real Estate Loan Administration, Reference No. D-399815, and TRW Inc., an Ohio corporation (herein, called "Tenant"), having an address at 500 City Parkway West, Orange, California 92668, Attention: John L. Dettbarn.

          1.  Demise of Premises; Purchase Option.
              -----------------------------------

          (a) In consideration of the rents and covenants herein stipulated to be paid and performed, Landlord hereby demises, and lets to Tenant, and Tenant hereby lets from Landlord, for the terms herein described, the premises (herein called the "Premises") consisting of (i) the land described in Exhibit A
                                                               ---------
attached hereto and made a part hereof (herein called the "Land Parcel"); (ii) all buildings, structures and other improvements constructed and to be constructed thereon (including all building equipment and fixtures, if any, owned by Landlord, but excluding trade equipment and fixtures owned by Tenant) (herein called the "Improvements"); (iii) all the personal property as described in Exhibit A-1 attached hereto and made a part hereof; and (iv) all easements,
   -----------
rights and appurtenances relating thereto, all upon the terms and conditions herein specified. Landlord shall have the right, after the date of this Lease and at any time, to sell, convey, encumber or transfer the Premises, subject to the rights of Tenant under this Lease.

          (b) After the expiration of the Primary Term (as hereinafter defined in Section 4), Tenant shall have the option, and Landlord hereby grants to Tenant the option, to purchase the Premises at the then fair market value of the Premises, which fair market value shall be determined prior to the end of the Primary Term as provided in Attachment 3 attached hereto and made a part hereof.
                            ------------

          2.  Title and Condition.  The Premises are demised and let in their
              -------------------
present condition and without warranty or representation by Landlord, and subject to (a) the rights of any parties in possession, (b) the state of the title thereto existing at the time Landlord acquired title to the Premises and as of the commencement of the Term (as hereinafter defined in Section 4) of this Lease, (c) any state of facts which an accurate survey or physical inspection thereof might show, (d) all private deed restrictions and protective covenants, and all applicable laws, rules, regulations, ordinances and restrictions now in effect or hereafter adopted by any governmental authority, including, without limitation, all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations, (e) any violations of such restrictions, covenants, laws, rules, regulations or ordinances which may exist at the time of the commencement of the Term of this Lease, and (f) the condition of any buildings, structures and other improvements located thereon, as of the commencement of the Term of this Lease, including, without limitation, construction currently in progress and commenced prior to the date of this Lease, and any liens, inchoate or choate, unperfected or perfected, previously, currently or in the future arising therefrom. Tenant represents that it has examined the title to and the condition of the Premises and has found the same to be satisfactory to it. Tenant acknowledges and confirms that Tenant is fully familiar with the physical condition of the Premises and that Landlord makes no representation or warranty, expressed or implied, with respect to same or with respect to the location, use, description, design, merchantability, fitness for use for particular purpose, condition or durability thereof, or as to quality of the material or workmanship therein, or as to Landlord's title thereto or ownership thereof, or otherwise; and all risks incidental to the Premises shall be borne by Tenant to the extent of matters that arise during the Term of this Lease. Landlord leases and Tenant accepts the Premises as is, with all faults and in the event of any defect or deficiency of any nature in the Premises or any fixture or other item constituting a portion of Premises, whether patent or latent, neither Landlord nor Permitted Beneficiary shall have any responsibility or liability with respect thereto. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LANDLORD OF, AND LANDLORD DOES HEREBY DISCLAIM ANY AND ALL WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION OF THE PREMISES, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR OTHER LAW, NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

          3.   Use of Premises.
               ---------------

          (a) Tenant and any permitted sublessee or assignee may use the Premises for any lawful purpose, provided that, in Landlord's reasonable judgment, such use (i) creates no detrimental environmental effects or increased environmental risks to the Promises or to other property and does not result in any increased risk of liability to Landlord, (ii) creates or requires no modifications to the physical structure of any portion of the Premises except in accordance with the provisions of Section 11 of this Lease, unless all such modifications are approved in advance and in writing by Landlord and Permitted Beneficiary as provided herein, (iii) creates no adverse tax consequences for Landlord, (iv) will not lessen the fair market value of the Premises to an amount which is below its fair market value immediately prior to the commencement of such use, (v) does not change the primary character of the Premises, and (vi) does not violate any other provisions of this Lease or any term of any other agreement or restriction to which the Premises are subject, or cause the Premises to be in violation of any laws, ordinances, rules, regulations, covenants, or requirements applicable thereto. The restrictions set forth in (i) through (vi) inclusive in this subsection (a) are hereinafter collectively referred to as the "Use Restrictions." Tenant and any permitted sublessee or assignee shall not create or suffer to exist any public or private nuisance, hazardous or illegal condition or waste on or with respect to the Premises.

          (b) Tenant shall not conduct its business operation in the Premises unless and until (and only during such time as) all necessary certificates of occupancy, permits, licenses and consents from any and all appropriate governmental authorities have been obtained by Tenant and are in full force and effect.

          4.   Terms.  Subject to the terms and conditions hereof, Tenant shall
               -----
have and hold the Premises for a primary term (herein called the "Primary Term") commencing on April 15, 1993, and continuing through October 15, 2010. Thereafter, Tenant shall have the right and option to extend this Lease for four
(4) consecutive terms of five (5) years each (herein collectively and individually called an "Extended Term," and together with the Primary Term, called the "Term") unless this Lease shall be sooner terminated pursuant to the terms hereof. Each Extended Term shall commence on the day immediately succeeding the expiration date of the Primary Term or the preceding Extended Term. This Lease shall not be extended for an Extended Term and Tenant shall be deemed not to have exercised its option to extend, unless (a) Tenant has given written notice to Landlord at least two (2) years prior to the end of the then Term of this Lease of Tenant's intention to so extend this Lease, and (b) at the time at which any such extension would otherwise take effect, no default or Event of Default exists under this Lease. If Tenant does not timely and properly give such notice of Tenant's intention to so extend this Lease, Tenant shall have no further option or obligation to extend this Lease. Further, if Tenant does not timely and properly notify Landlord of Tenant's intention to extend this Lease, or if any default or any Event of Default exists and is continuing at such time under this Lease, then Landlord shall have the right during the remainder of the Term of this Lease to advertise the availability of the Premises for sale or reletting and to erect upon the Premises signs appropriate for the purpose of indicating such availability; provided, that such signs do not unreasonably interfere with the use of the Premises by Tenant.

          5.   Rent and Termination Values.
               ---------------------------

          (a) Tenant covenants to pay directly to Permitted Beneficiary (as hereinafter defined) as installments of rent to Landlord for the Premises during the Term of this Lease, the amounts determined pursuant to Exhibit B hereto,
                                                           ---------
subject to adjustment as provided in Section 5(c) below (herein called the "Basic Rent") on the dates set forth in said Exhibit B (herein called the "Basic
                                             ---------
Rent Payment Dates") in arrears. Basic Rent payments shall be allocated to Tenant's use of the Premises during the Lease period in which the Basic Rent Payment Date for such Basic Rent payment falls. Tenant covenants to pay the Basic Rent by wire transfer of immediately available funds to Permitted Beneficiary at Norwest Bank Iowa, N. A., Seventh and Walnut Streets, Des Moines, Iowa 50309, for credit to Principal Mutual Life Insurance Company, General Account No. 014752 Re: D-399815 and/or to such other person or such other place or account as Landlord and Permitted Beneficiary, if any, from time to time may designate to Tenant in writing.

          (b) Tenant covenants that all other amounts, liabilities and obligations which Tenant assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty, interest and cost which may be added for nonpayment or late payment thereof, shall constitute additional rent hereunder (herein called "Additional Rent"). In the event of any failure by Tenant to pay or discharge any of the foregoing, Landlord shall have all rights, powers and remedies provided herein or by law in the case of nonpayment of Basic Rent. Tenant also covenants to pay to Landlord on demand an amount equal to four percent (4%) of the payment amount then due, on all overdue installments of Basic Rent or Additional Rent not paid within any applicable grace period. In addition, Tenant further covenants to pay to Landlord on demand, after the expiration of five (5) days after notice from Landlord of payment by Landlord on behalf of Tenant of any of Tenant's obligations under this Lease, interest on all such obligations paid by Landlord and not reimbursed by Tenant, at the rate of the lesser of (i) fifteen percent (15%) per annum, or (ii) the maximum rate not prohibited by applicable law, which interest shall accrue from and after the fifth day after such notice from Landlord, and shall continue to accrue until Landlord is repaid in full for such payment made on behalf of Tenant. Notwithstanding anything in this Lease to the contrary, with respect to any portion of Additional Rent comprised solely of late charges and/or default rate interest, any failure of Tenant to pay any such amounts shall not constitute an Event of Default under this Lease until the expiration of five (5) days after notice from Landlord that such amounts have become due and payable, specifying the nature and amount of such late charges and/or default rate interest.

          (c) The calculation of Basic Rent and the calculation of the amount to be paid to Landlord by Tenant in the event of certain occurrences as expressly provided in this Lease wherein the term "Termination Value" is used (the amounts set forth on Exhibit D attached hereto and made a part hereof, as
                          ---------
may be adjusted from time to time pursuant to the provisions of this subsection being referred to in this Lease as the "Termination Value") initially payable pursuant to this Lease have been based on the assumptions described on
Exhibit C. The Basic Rent and the Termination Value have been calculated to
- ---------
provide Landlord with a certain after-tax rate of return, total after-tax return per dollar of equity invested and present value of after-tax lease income [as booked under FAS 13 (defined in Section 32), per dollar of equity invested] (hereinafter collectively called "Lessor's Anticipated Economics"). Subject to the provisions of (i), (ii), (iii), (iv) and (v) of this subsection 5(c) and the provisions of subsection 5(d), if either Landlord or Tenant determines at any time (within the notice period provided below in this Section 5(c)) that any of such assumptions are inaccurate or are not as set forth on Exhibit C, whether
                                                           ---------
due to being inaccurate when made or due to any changes in facts or circumstances (an "Inaccurate Assumption"), then the Basic Rent and the Termination Value shall be appropriately adjusted, as provided below, from and effective as of the date that such Inaccurate Assumption first became inaccurate, by such amounts as shall preserve Lessor's Anticipated Economics (such adjustments being hereinafter called, respectively, the "Rent Adjustments" and the "Termination Value Adjustments" and collectively "Rent/Termination Value Adjustments"). Notwithstanding anything in this Section 5 to the contrary but only in connection with the procedure for effecting Rent/Termination Value Adjustments pursuant to this Section 5(c), (i) the amount of Basic Rent and the Termination Value must be in amounts which, in all respects, continue to comply with all relevant Code (as defined in Exhibit C hereto) provisions, and all
                                      ---------
regulations, published rulings, procedures and announcements pertaining thereto, (ii) Landlord shall be entitled to require that all provisions of the Code, and regulations, published rulings, procedures and/or announcements pertaining thereto shall be taken into account in making any calculation of any Rent/Termination Value Adjustment, (iii) a Rent/Termination Value Adjustment which results from a Federal Tax Law Change (as defined in Exhibit C) and which would, absent this restriction, result in an increase in the Basic Rent or Termination Value shall not be made if the result of such adjustment would cause (in the opinion of tax counsel for Landlord) the failure of the Lease to qualify as a true lease for federal income tax purposes unless the Landlord in its sole discretion elects to waive this restriction, (iv) a Rent/Termination Value Adjustment which results from a Federal Tax Law Change and which would, absent this restriction, result in a decrease in the Basic Rent or Termination Value shall not be made if the result of such adjustment would cause (in the opinion of tax counsel for Landlord) the failure of the Lease to qualify as a true lease for federal income tax purposes, and (v) the Basic Rent shall in no event be adjusted to an amount which is less than the regularly scheduled debt service payments due to any Permitted Beneficiary (the "Debt Service Amounts"). The procedure for effecting Rent Adjustments and Termination Value Adjustments shall be as provided below. Either party may submit any proposed Rent/Termination Value Adjustment calculated in accordance with the provisions of this Section 5(c), along with the basis for such Rent/Termination Value Adjustment, to the other party, and if the other party does not object to such proposed Rent/Termination Value Adjustment in writing within twenty (20) days following such submission, setting forth in specific detail the basis for its objection, the Basic Rent and Termination Value shall be deemed adjusted in accordance with such proposed Rent/Termination Value Adjustment without the necessity of any further action or documentation by any party; provided, however, Tenant shall not be allowed to submit any proposed Rent/Termination Value Adjustment unless it has first given Landlord written notice that it intends to make such submission and Landlord fails to make a proposed Rent/Termination Value Adjustment within thirty (30) days of such notice. If the other party objects to the proposed Rent/Termination Value Adjustment in writing and in detail within said twenty (20) day period, Landlord and Tenant shall use their best efforts to reach agreement as to any such proposed Rent/Termination Value Adjustment. If agreement is reached, the Basic Rent and Termination Values shall be adjusted in accordance with such agreement when reduced to writing. If Landlord and Tenant are unable to reach a written agreement within thirty (30) days of the submitting party's receipt of the other party's written objection, then Ernst & Young or such other nationally recognized accounting firm as agreed upon by Landlord and Tenant (the "Third Party Accounting Firm") shall be engaged to review the proposed Rent/Termination Value Adjustment and shall make a determination as to the resolution of the proposed Rent/Termination Value Adjustment so as to cause such Rent/Termination Value Adjustment to be properly made in accordance with the provisions of this Lease. The determination of the Third Party Accounting Firm made in accordance with the provisions of this
Section 5(c) shall be final, conclusive and binding upon Landlord and Tenant. Tenant shall pay all fees, costs and expenses of Landlord and the Third Party Accounting Firm in connection with the determination of any Rent/Termination Value Adjustment. In the determination of any Rent/Termination Value Adjustment, all assumptions set forth on Exhibit C shall continue to apply other than the
                             ---------
Inaccurate Assumption(s) resulting
in any Rent/Termination Value Adjustment. From and after such Rent/Termination Value Adjustment, Exhibit C shall be deemed amended so as to substitute the
                  ---------
appropriate revised assumption for the Inaccurate Assumption. In all cases, any Rent/Termination Value Adjustment shall serve to preserve (but not improve or adversely affect) Lessor's Anticipated Economics. Unless a notice shall have been given pursuant to this Section 5(c) by December 31 of the seventh calendar year following the last calendar year in which a Federal Tax Law Change may occur, the Rent/Termination Values then in effect shall be conclusive and binding upon the parties for all purposes hereunder.

          (d)  With respect to any Rent Adjustment effectuated pursuant to this
Section 5 which has the effect of decreasing the amount of Basic Rent, the amount of any such decrease in Basic Rent shall be limited as may be necessary so that in no event shall the resulting amount of Basic Rent payable be an amount which is less than the Debt Service Amounts payable; provided, however, that an amount equal to the difference between (i) the full amount by which the Basic Rent would have been decreased each month by such Rent Adjustment but for such limitation, and (ii) the limiting Debt Service Amount (such difference being hereinafter referred to as the "Unrealized Basic Rent Reduction Amount") shall be periodically calculated by Landlord and a record thereof retained for all periods during which the Basic Rent would, but for said limitation to the Debt Service Amount, be less than the Debt Service Amount. Any Unrealized Basic Rent Reduction Amounts which may be created from time to time during the Term of this Lease, plus an amount equal to three percent (3%) per annum calculated on such Unrealized Basic Rent Reduction Amounts from the date each is created, are hereinafter collectively referred to as the "Total Accumulated Credit Amounts." In the event that any Extended Term is properly effected in accordance with the terms of this Lease, Landlord shall grant Tenant a rent concession in the form of no Basic Rent being payable from the first day of any such Extended Term, for the period of time during which the total Basic Rent which would otherwise be payable during such portion of the Extended Term equals the Total Accumulated Credit Amounts; provided, however, that during any such portion of an Extended Term when Total Accumulated Credit Amounts are applied in lieu of Basic Rent, Additional Rent and any other amounts payable by Tenant in accordance with the terms of this Lease during such portion of the Extended Term shall continue to be due and payable. In the event that Tenant purchases the Premises from Landlord in accordance with any of the provisions of this Lease other than provisions regarding (a) any condemnation of all or any portion of the Premises, and (b) any default by Tenant in any of its obligations under this Lease, then, to the extent that Total Accumulated Credit Amounts exist, not previously credited against future Basic Rent as contemplated by the immediately preceding sentence, Landlord shall reduce the purchase price in connection with such purchase by an amount equal to the Total Accumulated Credit Amounts. Notwithstanding anything in this subsection 5(d) to the contrary, in no event shall Landlord be obligated to make any payments to Tenant or, other than as expressly provided in this subsection 5(d), grant Tenant any rights or concessions in connection with any Total Accumulated Credit Amounts or any portion thereof.

          (e) If any Rent Adjustment results in this Lease being characterized as a "capital lease" for Tenant under FAS 13, as verified to Landlord and Permitted Beneficiary in writing by Tenant's regularly retained independent accounting firm, Tenant or Landlord may terminate this Lease within thirty (30) days of such Rent Adjustment. Any such termination of this Lease by Tenant shall be effected only by Tenant paying to Landlord the applicable Termination Value (as adjusted), the amount of the Lease Make-Whole Premium (as defined in Section 32), the applicable Loan Make-Whole Premium (as defined in Section 32), and all installments of Basic Rent, Additional Rent and all other sums then due and payable hereunder to and including the date of termination, without offset or deduction for any reason. Tenant shall pay all charges, fees and expenses incident to such termination by Tenant, including counsel fees and expenses, and all applicable federal, state, and local taxes (other than any income or franchise taxes levied upon or assessed against Landlord and those taxes assumed in determining the Termination Value) which may be incurred or imposed by reason of such termination.

          (f) Subject to the provisions of subsection 5(d) above, the Basic Rent payable by Tenant during any Extended Term of this Lease shall be an amount equal to ninety-five percent (95%) of the then fair rental value of the Premises (calculated without regard to the existence of this Lease) based upon rentals for properties similar to the Premises in size, use and occupancy in the Dallas/Fort Worth greater metropolitan area, determined at the beginning of each such Extended Term by the procedure set forth on Attachment 3 to this Lease.
                                                 ------------

          (g) Any payment of a Termination Value made pursuant to this Lease shall be made only on a date which is also a Basic Rent Payment Date.

          (h) In the event that Landlord is entitled to any investment tax credit due to or in connection with the acquisition of the Premises or the construction of any improvements (whether Previous Construction, Renovations, Permitted Alterations or other construction) performed on any portion of the Premises, there shall be no Rent/Termination Value Adjustments caused thereby, and Tenant shall not receive any advantage therefrom, whether in the form of rent concessions, any other concessions with respect to any of Tenant's obligations under this Lease, or otherwise; provided, however, that (A) if Landlord is permitted and able to "pass through" to Tenant any such investment tax credit without cost or expense of any kind to Landlord, Landlord shall do so, so long as Landlord shall be satisfactorily indemnified by Tenant as to (1) any recapture which may later result or be required, and (2) any other costs or expenses which may be incurred by Landlord in connection with such transfer of any such investment tax credit, and (B) to the extent that Landlord is unable to "pass through" to Tenant any such investment tax credit as provided in (A) above notwithstanding Tenant's satisfaction of the indemnification requirement set forth above, Landlord shall, upon receipt from Tenant of a satisfactory indemnification agreement indemnifying Landlord with respect to any recapture which may later result or be required of Landlord because of such investment tax credit, pay to Tenant an amount equal to any actual tax credit Landlord receives and is able to apply, as a result of such investment tax credit, against tax which would otherwise be payable, which payment to Tenant shall be made within thirty (30) days after Landlord files the subject tax return with the Internal Revenue Service.

          6.   Net Lease; Non-Terminability.
               ----------------------------

          (a) This is an absolutely net lease to Landlord. It is the intent of the parties hereto that the Basic Rent payable under this Lease shall be an absolutely net return to the Landlord and that Tenant shall pay all costs and expense relating to the Premises and the business carried on therein, unless otherwise expressly provided in this Lease. Any amount or obligation herein relating to the Premises which is not expressly declared to be that of the Landlord shall be deemed to be an obligation of Tenant to be performed by Tenant at Tenant's expense. Basic Rent, Additional Rent and all other sums payable hereunder by Tenant, shall be paid without notice (except as otherwise expressly provided in subsection 5(b) with respect to interest on payments made by Landlord), demand, setoff, counterclaim, abatement, suspension, deduction or defense.

          (b) This Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or reduction of rent hereunder (except as otherwise expressly provided in subsection 5(d) and subsection 14(c)), nor shall the obligations of Tenant under this Lease be affected. by reason of (i) any damage to or destruction of all or any part of the Premises from whatever cause; (ii) the taking of the Premises or any portion thereof by condemnation, requisition or otherwise; (iii) the prohibition, limitation or restriction of Tenant's use of all or any part of the Premises, or any interference with such use; (iv) any eviction by paramount title or otherwise; (v) Tenant's acquisition or ownership of all or any part of the Premises otherwise than as expressly provided herein; (vi) any default on the part of Landlord under this Lease, or under any other agreement to which Landlord and Tenant may be parties; (vii) the failure of Landlord to deliver possession of the Promises on the commencement of the term hereof; or (viii) any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Basic Rent, the Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease. Notwithstanding anything to the contrary contained above, Tenant does retain a separate and independent right to sue the Landlord; provided, however, any judgment in favor of Tenant shall not abate Basic Rent or Additional Rent or terminate Tenant's obligations hereunder.

          (c) Tenant agrees that it will remain obligated under this Lease in accordance with its terms (except as otherwise expressly provided in subsection 5(d) and subsection 14(c)), and that it will not take any action to terminate, rescind or avoid this Lease, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment. liquidation, dissolution, or winding-up or other proceeding affecting Landlord or its successors in interest, or (ii) any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or its successors in interest or by any court in any such proceeding.

         (d) Tenant waives all rights which may now or hereafter be conferred by operation of law (i) to quit, terminate or surrender this Lease or the Premises or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of the Basic Rent, Additional Rent or any other sums payable under this Lease.

         (e) If Landlord shall voluntarily breach its covenant of quiet enjoyment under this Lease, Tenant's obligations under this Lease shall thereafter be equitably and appropriately reduced by Landlord and Tenant to reflect the effect of such breach by Landlord.

         7.   Taxes and Assessments; Compliance with Law; Environmental Matters.
              -----------------------------------------------------------------

         (a) Tenant shall pay or discharge all Impositions, as hereinafter defined, when due. Notwithstanding the foregoing provision of this subsection 7(a), the term "Imposition" shall not include and Tenant shall not be required to pay any franchise, corporate, estate, inheritance, succession, transfer (other than transfer taxes, recording fees, or similar charges payable in connection with a conveyance hereunder to Tenant), income, excess profits or revenue taxes of any Landlord hereunder, other than any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, Additional Rent or any other sums payable by Tenant hereunder or levied upon or assessed against the Premises (unless such gross receipts or similar taxes are in lieu of an income, profit or revenue tax of Landlord, but only to the extent of such substitution and only to the extent that such tax, assessment or other charge would be payable if the Premises were the only property of Landlord subject thereto). The exclusion contained in the immediately preceding sentence shall not apply to any tax, assessment, charge or levy imposed or levied upon or assessed against Landlord in substitution for or in place of an Imposition. Tenant agrees to furnish to Landlord, within thirty (30) days after written demand therefor, evidence of the payment of all Impositions. In the event that any Imposition levied or assessed against the Premises becomes due and payable during the Term hereof and may be legally paid in installments, Tenant shall have the option to pay such Imposition in installments. In such event, Tenant shall be liable only for those installments which become due and payable during the Term. To the extent that any Impositions accrue during the Term of this Lease but do not become due and payable until after the Term of this Lease, and/or to the extent that Impositions are paid by Tenant which relate to periods of time after the expiration of the Term of this Lease, appropriate adjustments and prorations of the amounts of such Impositions shall be made between Landlord and Tenant promptly after such expiration of the Term of this Lease.

         (b) Tenant shall, at its expense, comply with and, subject to the provisions of the Environmental Indemnity Agreement (hereinafter defined) with respect to the environmental matters which are Landlord's responsibility as therein provided, shall take such action as is necessary to cause the Premises to comply with, all restrictive covenants, private restrictions, and governmental statutes, laws, rules, orders, regulations and ordinances, the failure to comply with which at any time would affect the Premises or any part thereof, or the use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, alterations, or repairs, whether or not any of the same involve a change of policy on the part of the body enacting the same, including, but not limited to the Americans With Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq., and any requirements
                                                  -- ---
of the State of Texas concerning accessibility standards for the handicapped, including, without limitation, Tex. Rev. Civ. Stat. Ann. art. 601(b) (to the extent applicable) and approval of plans and specifications by the Department of Licensing and Regulation as required by Tex. Rev. Civ. Stat. Ann. art. 9102. Tenant shall, at its expense, comply with and perform all changes required in order to obtain the Required Insurance (as hereinafter defined), and with the provisions of all contracts, agreements, instruments and restrictions existing at the commencement of this Lease or thereafter suffered or permitted by Tenant affecting the Premises or any part thereof or the ownership, occupancy or use thereof.

         (c) Tenant, Landlord and Principal Mutual Life Insurance Company have executed and delivered to one another, contemporaneously with the execution and delivery of this Lease, original counterparts of that certain Environmental Indemnity Agreement, a copy of which is attached hereto as Exhibit L and made a
                                                           ---------
part hereof for all purposes (the "Environmental Indemnity Agreement"), and the provisions of which are incorporated herein by this reference. To the extent that the provisions of (A) this Section 7(c) and Section 32, and (B) the Environmental Indemnity Agreement conflict, the Environmental Indemnity Agreement shall control. Tenant shall:

              (i) not cause, suffer or permit a release or discharge of any Hazardous Material (as defined in Section 32) at the Premises (whether originating thereon or migrating to the Premises from other property), or cause, suffer or permit any Hazardous Material to be introduced to the Premises on or after the date of this Lease, without the express prior written approval of Landlord and Permitted Beneficiary, which may be withheld without cause and in their sole discretion, and shall promptly: (A) pay any claim against Tenant, Landlord, Permitted Beneficiary or the Premises, (B) remove any charge or lien upon any of the Premises, and (C) defend, indemnify and hold Landlord and Permitted Beneficiary harmless from any and all claims, expenses, liability, loss or damage, resulting from any Hazardous Material released or discharged at or from, or introduced to, the Premises (1) by Tenant, on any date prior to the date of this Lease, or (2) by Tenant or any other party on or after (but not prior to) the date of this Lease;

             (ii) not cause, suffer or permit any Hazardous Material to exist on or discharge from any property owned or used by Tenant which would result in any charge or lien upon the Premises and shall promptly: (A) pay any claim against Tenant, Landlord, Permitted Beneficiary or the Premises, (B) remove any charge or lien upon the Premises, and (C) defend, indemnify and hold Landlord and Permitted Beneficiary harmless from any and all claims, expenses, liability, loss or damage, resulting from the existence of any such Hazardous Material;

            (iii) notify Landlord and Permitted Beneficiary in writing of any Hazardous Material that exists on or is released or discharged from, at or onto the Premises (whether originating thereon or migrating to the Premises from other property) within ten (10) days after Tenant first has knowledge of such existence of discharge;

             (iv) comply, and cause the Premises to comply, with all statutes, laws, ordinances, rules and regulations of all local, county, state or federal authorities having authority over the Premises or any portion thereof or their use; [and comply at Tenant's sole cost and expense, with each and every recommendation set forth in that certain report entitled "Closure Confirmation Document" concerning the Premises prepared by Albert H. Halff & Associates, Inc., dated April 1, 1993;]

              (v) perform all of the environmental remediation work described on Exhibit J attached hereto and made a part hereof (the
                      ---------
                   "Remediation") in a careful, proper and timely manner, completing same no later than December 31, 1993, in accordance with the specifications and requirements set forth on Exhibit J hereto. and subject to Landlord's approval in
                      ---------
                   its sole and absolute discretion. and the approval of such inspecting environmental remediation experts as Landlord may designate or employ; and

             (vi) to the extent that the Renovations involve the installation at the Premises of any underground storage tanks ("USTs"), Tenant shall, in connection with any installation, maintenance, operation and any future removal of such USTS, comply in all respects with all applicable statutes, laws, ordinances, rules, and regulations of all local, county, state, or federal authorities having jurisdiction over the USTs. Without limiting the foregoing, Tenant agrees that it shall: (A) comply with the regulations, guidance documents, and requirements of the Texas Water Commission ("TWC Regulations") in the design, technical specifications, installation, and operation of the USTs; (B) to the extent registration is required, register the USTs as the operator with the Texas Water Commission ("TWC"); (C) provide the financial assurance required in connection with such registration; (D) respond to and remediate any releases or spills associated with the USTs in full compliance with TWC

                   Regulations; (E) at the option of Landlord, excavate, remove and dispose of the USTs at the expiration or termination of this Lease in full compliance with TWC regulations and restore the area from which the USTs were removed to substantially the same condition as before the USTs were installed, it being understood and agreed that, if Landlord elects not to require the removal of USTs as provided above, the USTs shall be and thereafter remain the property of Landlord after the expiration or termination of this Lease; and (F) defend, indemnify, and hold Landlord and Permitted Beneficiary harmless from any and all claims, expenses, liability, costs, obligations, loss or damage arising in any manner in connection with such USTs.

Tenant's obligations and liabilities under this subsection 7(c) shall survive the expiration of this Lease. The date of Tenant's satisfactory completion of the Remediation as required by subsection 7(c)(v) above shall be the date upon which Tenant delivers to Landlord, at Tenant"s sole cost and expense, an environmental report acceptable in all respects to Landlord in the exercise of its sole and absolute discretion, from an environmental audit firm designated by Landlord, certifying to Landlord that the Remediation has been satisfactorily completed; provided, however, that nothing herein shall be interpreted as relieving Tenant of Tenant's obligation to complete the Remediation and to deliver the report herein described on or before the date set forth above in subsection 7(c)(v).

          8.  Indemnification.  Tenant agrees to pay, and to protect, defend,
              ---------------
indemnify and save harmless Landlord, Permitted Beneficiary and their agents from and against any and all liabilities, losses, damages, costs, expenses (including all reasonable attorney's fees and expenses of Landlord), causes of action, suits, claims, demands or judgments of any nature whatsoever (i) arising from any injury to, or the death of, any person or damage to property on the Premises or upon adjoining sidewalks, streets or right of ways, in any manner growing out of or connected with the use, non-use, condition or occupation of the Premises, adjoining sidewalks, streets or right of ways, so long as not occasioned by a grossly negligent act of Landlord, Permitted Beneficiary, or their agents, servants, employees or assigns, and/or (ii) arising from violation by Tenant of any agreement or condition of this Lease, or any contract or agreement to which Tenant is a party or any restriction, law, ordinance or regulation, in each case affecting the Premises or any part thereof or the ownership, occupancy or use thereof, so long as not occasioned by a grossly negligent act of Landlord, Permitted Beneficiary, or their agents, servants, employees or assigns. If Landlord, Permitted Beneficiary or any agent of Landlord or Permitted Beneficiary shall be made a party to any such litigation commenced against Tenant, and if Tenant, at its expense, shall fail to provide Landlord, Permitted Beneficiary or their agents with counsel (upon Landlord's request) selected by Tenant, approved by Landlord, which approval shall not be unreasonably withheld, Tenant shall pay all costs and attorneys' fees and expenses incurred or paid by Landlord, Permitted Beneficiary or their agents in connection with such litigation. Tenant's obligations and liabilities under this Section 8 shall survive the expiration or termination of this Lease.

          9.  Liens; Grants of Easements.
              --------------------------

          (a) Tenant will not, directly or indirectly, (i) create or permit to be created, or (ii) except for those caused by Landlord's gross negligence, permit to remain, and will promptly discharge, at its expense, any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Promises or any part thereof or Tenant's interest therein or the Basic Rent, Additional Rent or other sums payable by Tenant under this Lease, other than (1) any encumbrances permitted by a Permitted Deed of Trust (as defined in subsection 32) and (2) any encumbrance or charge permitted in the subsections below. Nothing contained in this Lease shall be construed as constituting the consent or request, expressed or implied, by Landlord to or for the performance of any labor or services or of the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof by any contractor, subcontractor, laborer, materialman or vendor, except with respect to the Previous Construction (hereinafter defined). Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding the Premises or any part thereof, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises.

          (b) Pursuant to an agreement with the prior owner of the Premises, Tenant commenced construction of certain improvements prior to Landlord's purchase of the Premises and prior to the date of this Lease (the "Previous Construction"), and Tenant has indemnified Landlord and Principal Mutual Life Insurance Company with respect to such Previous Construction by executing and delivering to Landlord contemporaneously with the execution of this Lease that certain Agreement Regarding Liens dated as of even date herewith. Tenant represents and warrants to Landlord that all costs of labor and material in connection with the Previous Construction have been paid in full or will be paid in full in a manner consistent with industry practice, from time to time as such expenses become payable. Tenant shall deliver lien waivers relating to all portions of the Previous Construction, any Permitted Alterations, and all portions of the Renovations (defined in Section 11 hereof) undertaken after the date of this Lease. Tenant covenants to pay all contractors, subcontractors, materialmen and other parties providing labor, services or material in connection with the Previous Construction, any Permitted Alterations and/or the Renovations in a manner which is in accordance with industry practice, and to take all actions to prevent any mechanic's or materialmen's liens or affidavits in connection with the Previous Construction, any Permitted Alterations and/or the Renovations from being recorded or remaining effective against any portion of the Premises. Tenant will deliver to Landlord and Permitted Beneficiary no sooner than 150 days after the completion of all Previous Construction, any Permitted Alterations and the Renovations, respectively, and no later than 185 days after the completion of each, an abstractor's certificate or other title update report, in form satisfactory to Landlord (a "Title Update"), together with copies of all documents listed therein, which Title Update shall describe all documents recorded in connection with the Premises since the date of this Lease, and Tenant shall obtain a release of or bond off of the Premises any mechanic's, materialmen's or other lien described in the Title Update within 30 days after Tenant's receipt of the Title Update.

          (c) Landlord hereby appoints Tenant its agent and attorney-in-fact and authorizes Tenant (i) to grant easements, licenses, rights-of-way and other rights and privileges in the nature of easements; (ii) to release existing easements and appurtenances which are for the benefit of the Premises; and (iii) to execute and deliver any instrument necessary or appropriate to confirm such grants, releases or consents to any person, with or without consideration, in each case, however, only if such action does not materially or adversely impact the value of the Premises and only upon compliance with the provisions of any Permitted Deed of Trust. Tenant agrees that it will notify Landlord of any such grant or release and will forward to Landlord promptly after the execution thereof a copy of any instrument confirming such grant or release. Any consideration paid for such grant or release shall be apportioned between Tenant and Landlord as their interests may then appear. Tenant agrees that Tenant will remain obligated under the terms of this Lease to the same extent as if such easement, license, right-of-way, other right or privilege had not been granted, such easement or appurtenance had not been released, such transfer had not been consented to, and such instrument had not been executed and delivered, and that Tenant will perform all obligations of the grantor, releasor or transferee under such instrument of grant, release or consent.

          10.  Maintenance and Repair; Completion of Improvements.
               --------------------------------------------------

          (a) Tenant acknowledges that it has received the Premises in its "as is" condition. Tenant agrees that. at its expense, it shall keep and maintain the Premises, including any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto, in good repair and appearance, except for ordinary wear and tear. Tenant shall also make promptly all structural and nonstructural, foreseen and unforeseen, ordinary and extraordinary changes and repairs of every kind which may be required to be made to keep and maintain the Premises in such good condition, repair and appearance as a class A office facility, of similar size, use, occupancy and appearance, located in the Dallas/Fort Worth greater metropolitan area, and Tenant will keep the Premises orderly and free and clear of rubbish. Tenant covenants to perform or observe all terms, covenants or conditions of any reciprocal easement or maintenance agreement to which it may at any time be a party or to which the Premises are currently subject. Tenant shall, at its expense, use its best efforts to enforce compliance with any reciprocal easement or maintenance agreement benefitting the Premises by any other person subject to such agreement. Landlord shall not be required to maintain, repair or rebuild, or to make any alterations, replacements or renewals of any nature to the Premises, or any part thereof, whether ordinary or extraordinary, structural or nonstructural, foreseen or not foreseen to maintain the Premises or any part thereof in any way. Tenant hereby expressly waives the right to make repairs at the expense of Landlord which may be provided for in any law in effect at the time of the commencement of the Term or which may thereafter be enacted. If Tenant shall abandon the Premises, it shall give Landlord and any Permitted Beneficiary immediate notice thereof.

          (b) If any Improvements situated on the Premises at any time during the Term shall encroach upon any property, street or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions contained in any restrictive covenant affecting the Premises or any part thereof, or shall impair the rights of others under or hinder or obstruct any easement or right-of-way to which the Premises are subject, then, promptly after the written request of Landlord or any person affected by any such encroachment, violation, impairment, hindrance or obstruction, Tenant shall, at its expense, either (i) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment, hindrance or obstruction whether the same shall affect Landlord, Tenant or both, or (ii) make such changes in the improvements on the Premises and take such other action as shall be necessary to remove such encroachments, hindrances or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any improvement on the Premises. Any such alteration or removal shall be made in conformity with the requirements of subsection 11(a) to the same extent as if such alteration or removal were an alteration under the provisions of subsection 11(a).

          11.  Alterations.
               -----------

          (a) Subject to Tenant's covenants in Section 17, Tenant may, at expense, at any time after written notice to Landlord and Permitted Beneficiary of its plans (which notice shall include a description of the plans and specifications for the proposed additions or alterations), but without the consent of such parties other than the approval of the plans and specifications therefor, make Permitted Alterations to the Premises, provided, that (i) all Permitted Alterations are architecturally consistent with existing Improvements, as verified by an architect's certificate addressed to Landlord and Permitted Beneficiary, from a nationally recognized architectural firm; (ii) such actions shall be performed in a good and workmanlike manner; (iii) such Permitted Alterations shall be expeditiously completed in compliance with all laws, ordinances, rules, regulations and requirements applicable thereto, (iv) whether or not any subletting or assignment regarding any portion of the Premises has occurred, any such Permitted Alterations, whether performed by any sublessee or assignee, or by Tenant, shall not violate or be inconsistent with any of the Use Restrictions, and (v) Tenant is otherwise in compliance with the provisions of this Lease. Tenant shall promptly pay all costs and expenses of each Permitted Alteration, discharge all liens arising therefrom and procure and pay for all permits and licenses required in connection therewith.

          (b) Subject to Tenant's covenants contained in Section 17, Tenant may, at its expense, but only with Landlord's and Permitted Beneficiary's prior written consent, construct upon the Promises additions to or alterations, substitutions or replacements of the Improvements, other than Permitted Alterations, upon compliance with all the terms and conditions set forth in subsection 11(a). Landlord's and Permitted Beneficiary's written consent may be withheld or denied in the exercise of such parties' sole and absolute discretion, and shall be granted only if such parties are able to obtain the opinion of such parties' respective tax counsel that such additions, alterations, substitutions or replacements by Tenant (other than Permitted Alterations) will not result in Tenant obtaining an ownership interest in any portion of the Premises, or result in any taxable income to Landlord. Tenant shall pay all costs, fees and expenses associated with obtaining such legal opinions. All Improvements [including, without limitation, those described in
Section 11(a)] shall be and remain part of the realty and the property of Landlord and subject to this Lease. Tenant may, at its expense, install, assemble or place any items of trade fixtures, machinery or equipment upon the Promises. Such trade fixtures, machinery or equipment shall be and remain the property of Tenant and Tenant may remove the same from the Premises at any time prior to the termination of this Lease, provided that Tenant shall repair any damage to the Premises resulting from such removal. Notwithstanding anything in this subsection 11(b) to the contrary, (i) so long as no default then exists under this Lease, Tenant may, within thirty (30) days of the expiration or termination of the Term of this Lease, remove (but shall not be obligated to remove) from the Premises any trade fixtures of Tenant and such trade fixtures so removed shall remain the property of Tenant, but any trade fixtures of Tenant or other property not removed from the Premises within thirty (30) days of the expiration or termination of the Term of this Lease shall immediately become the property of Landlord, (ii) all costs of repair of the Premises necessitated by Tenant's removal from the Premises of Tenant's trade fixtures or other property shall be borne solely by Tenant, (iii) all costs of removal of any of Tenant's trade fixtures or other property which is not removed from the Premises by Tenant within thirty (30) days of the expiration or termination of this Lease, as well as the cost of any repair of the remainder of the Premises necessitated by any removal of such trade fixtures or other property by Landlord, shall be borne solely by Tenant, and (iv) the provisions of this subsection shall survive any expiration or termination of the Lease.

          (c) Subject to Tenant's covenants in Section 17, Tenant shall construct and accomplish certain improvements, renovations and retrofitting in connection with the Improvements (collectively the "Renovations") in accordance with the plans and specifications described in the documents attached hereto and made a part hereof as Exhibit K, and the development budget set forth on Exhibit
                      ---------                                          -------
I, which Renovations shall be completed no later than April 30, 1994, and
- -
without any expenditures other than those specified in Exhibit I (except for
                                                       ---------
expenditures for Permitted Alterations). Tenant shall obtain all necessary consents, permits, certificates, easements and approvals as may be necessary or appropriate for the construction and/or completion of the Renovations. Landlord shall pay to Tenant for construction of the Renovations on behalf of Landlord and for the Fees and Costs (as defined in Section 32), the amount of $15,932,616.00 contemporaneously with the execution of this Lease (the "Renovation Cost"). The cost of the Renovations, all Fees and Costs, and any related costs shall not, in the aggregate, exceed the Renovation Cost except to the extent that the Renovations constitute Permitted Alterations. In the event that any portion of the Renovation Cost remains unspent by Tenant after completion of the Renovations, any such remaining funds shall be repaid to Landlord, the Basic Rent and Termination Values shall be adjusted as provided in Section 5 of this Lease (due to the change in the assumption as to the cost of the Renovations), and Tenant shall pay to Landlord with the payment of such remaining funds (i) a Lease Make Whole Premium, and
(ii) any Loan Make-Whole Premium. Monthly during the course of the construction of the Renovations, Tenant shall deliver to Landlord and Permitted Beneficiary (and, upon direction by Landlord and/or Permitted Beneficiary, any title company as may be designated) as evidence of the application by Tenant of portions of the Renovation Cost toward the completion of the Renovations (1) American Institute of Architects form draw requests, completed and executed by Tenant's supervising architect, (2) a certification executed by Tenant, addressed to Landlord and Permitted Beneficiary, specifying with respect to the Development Budget set forth on Exhibit I, and with respect to the categories set forth on
                    ---------
Attachment 2, the category of each expenditure during such month, the amount
- ------------
previously expended with respect to each such category, and the amount which will be necessary to be expended to complete the items designated in each such category, and (3) lien waivers executed by the contractors, subcontractors and materialmen with respect to all expenditures indicated in the documentation described in (1) and (2) above, in form and substance reasonably satisfactory to Landlord and Permitted Beneficiary. From time to time during the construction of the Renovations, and upon completion of the Renovations, Tenant will deliver to the title company designated by Landlord and Permitted Beneficiary, lien waivers and other documentation as may be required by such title company, and take such other action as may be necessary (including, without limitation, payment of any premiums and other charges by the title company) (A) to obtain and deliver to Landlord and Permitted Beneficiary, respectively, endorsements to Landlord's Owner Policy of Title Insurance and Permitted Beneficiary's Mortgagee Policy of Title Insurance received contemporaneously with the execution and delivery of this Lease, increasing the coverage thereof to the extent of amounts paid for construction of the Renovations, and (B) upon completion of the Renovations, to increase the actual coverage of each of such policies to the full face amount of each of such policies as set forth on Schedule A thereto, and to delete from both of such title insurance policies any "pending disbursements" exception and any "completion of improvements" exception, without inclusion of any exceptions to either of said policies not present on the date of the original issuance of such policies. In the event that all of the Renovations are not completed and the Renovations and all other portions of the Improvements "placed in service" (as that term is used in the Code, hereinafter referenced as "Placed In Service") on or before April 30, 1994 (the "Renovation Deadline"), Tenant shall purchase the Premises from Landlord for a purchase price equal to the Termination Value, plus a Lease Make Whole Premium, plus any Loan Make Whole Premium, plus any taxes not imputed into the Termination Value; provided, however, that the Renovation Deadline may, at Tenant's option, be extended by Tenant until October 30, 1994, by paying an extension fee to Landlord equal to one half of one percent (.5%) of the total amount of Landlord's investment in the Premises (including all acquisition costs and the Renovation Cost), plus all expenses incurred in connection with any such extension, so long as the Basic Rent and Termination Values are adjusted, if necessary, as set forth in Section 5 of this Lease. The date on which the Renovations are Placed in Service shall be conclusively determined by the date on which Tenant delivers to Landlord a certificate of occupancy for all of the space which is the subject of the Renovations, together with an executed architect's certificate addressed to Landlord and Permitted Beneficiary, certifying that the Renovations have been completed in accordance with the plans and specifications described in Exhibit K and as otherwise required by the terms
                                ---------
of this Lease. In the event that the Renovations do not conform to the component depreciation assumptions described in Exhibit C of this Lease or, if
                                                ---------
the Renovations are completed prior to the Renovation Deadline but after the assumed dates for the Renovations and Improvements being Placed in Service as set forth on Exhibit C, the Basic Rent and Termination Values shall be adjusted
             ---------
as provided in Section 5 of this Lease. After the completion of the Renovations as they pertain to Building A (as defined in Exhibit C hereto) and again after
                                             ---------
the completion of the Renovations as they pertain to Building B (as defined in

Exhibit C hereto) and to Building C (as defined in Exhibit C hereto),
- ---------                                          ---------
determination as to the conformity of such Renovations with the previously approved plans and specifications therefor, and confirmation that the depreciation components therefor described in Attachment 2 are included in the
                                              ------------
Renovations as completed, shall be accomplished, and, as to each such building after its completion, shall be effected by (I) the delivery by Tenant to Landlord of a certificate addressed to Landlord, describing all actual costs incurred to date in connection with the Renovations and allocating all of such costs among the various categories of expenditures described in Attachment 2,
                                                                ------------
and (II) the preparation of an updated appraisal of the Premises provided to Landlord at Tenant's sole cost and expense, updating the appraisal received by Landlord contemporaneously with the execution of this Lease, prepared by Artura Singer and Harry Schroeder of Joseph J. Blake & Associates, Inc. containing a valuation dated as of April 1, 1993 (the "April, 1993 Appraisal"). The form of said certificates and appraisal updates is to be satisfactory to Landlord in its sole discretion, and such items are to be delivered for the purpose of confirming that such Renovations have been completed in accordance with Exhibit
                                                                        -------
K, adjusting the component depreciation amounts to reflect the actual costs
- -
incurred in completing such Renovations, and calculating any necessary Rent/Termination Value Adjustments as may be appropriate in accordance with the provisions of Section 5(c) of this Lease as a result of the information set forth on such updated appraisals and certificates delivered to Landlord. The appraisal updates are not intended to adjust the specific items from one depreciable class to another. Notwithstanding anything in this Lease to the contrary, in addition to the requirements set forth above, all Renovations shall be completed in a manner reasonably satisfactory to Landlord, and Landlord shall have the right, from time to time, to inspect the progress of the Renovations and to require correction of any defects or deficiencies or any non-compliance with the plans and specifications attached to this Lease in Exhibit K or with
                                                            ---------
the development budget attached hereto as Exhibit I.
                                          ---------

          (d) Notwithstanding anything in this Section 11 to the contrary with respect to (i) the source of funds to be used, or (ii) the cost of construction of improvements by Tenant or the cost of completion of the Renovations by Tenant, Tenant may, without Landlord or Permitted Beneficiary's prior consent, but in any event subject to the provisions of Section 17 of this Lease, expend Tenant's own funds for construction of Permitted Alterations.

          12.  Insurance.  (a)  Tenant shall maintain, or cause to be
               ---------
maintained, at its sole expense, the following insurance on the Premises (the "Required Insurance"):

               (i) Property insurance insuring the building and improvements for perils covered by the causes of loss - special form (all risk) and in addition, ordinance or law coverage, flood, earthquake and boiler and machinery (if applicable). Such insurance shall be written on a replacement cost basis with an agreed value equal to the full insurable replacement value of the foregoing. The policy shall name Landlord as an additional insured and loss payee and all Permitted Beneficiaries or mortgagee of any deed of trust or mortgage encumbering the Premises shall be shown as a mortgage holder. Not more frequently than every year if in the opinion of the Landlord, the amount of Tenant's property insurance is found to be inadequate, Tenant will increase the insurance Amount as required by the Landlord.

              (ii) Commercial general liability insurance naming the Landlord and Permitted Beneficiary as additional insureds against any and all claims as are customarily covered under a standard policy form routinely accepted by Permitted Beneficiary, for bodily injury and property damage occurring in, or about the Premises arising out of Tenant's use and occupancy of the Premises. Such insurance shall have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence with a Twenty Million Dollar ($20,000,000) aggregate limit and excess umbrella liability insurance in the amount of at least Five Million Dollars ($5,000,000). Tenant shall be required to increase its insurance limits as may be required from time to time by the Permitted Beneficiary or as may reasonably be required by Landlord consistent with coverage on properties similarly constructed, occupied and maintained. Such liability insurance shall be primary and not contributing to any insurance available to Landlord and Landlord's insurance shall be in excess thereto. In no event shall the limits of such insurance be considered as limiting the liability of Tenant under this Lease.

             (iii) Workers' compensation insurance in accordance with statutory law and employers' liability insurance with a limit of not less than $100,000 per employee and $500,000 per occurrence.

              (iv) Builders risk insurance insuring perils covered by the causes of loss-special form (all risk) shall be purchased for the value of the alteration and/or additions made to the Premises when the work is not insured under Tenant's property insurance policy.

               (v) Such other insurance as Landlord may, from time to time, reasonably require, or which may, from time to time, be required by Landlord's beneficiaries or mortgagees of any deed of trust or mortgage encumbering the Premises, so long as such other insurance is customarily required to be carried on similar properties by institutional lenders in the industry.

          (b) The policies required to be maintained by Tenant shall be with companies having a rating of not less than A with a financial class of at least X in the most current issue of Best's Insurance Reports. Insurers shall be licensed to do business in the state in which the Premises are located and domiciled in the USA. Any deductible amounts under any insurance policies required hereunder shall not exceed (1) $500,000.00, so long as Tenant's financial condition is rated not less than "BBB+" by Standard & Poor's Corporation and "Baa1" by Moody's Investment Service; (2) $250,000.00, so long as Tenant's financial condition is rated not less than "BBB" by Standard & Poor's Corporation and "Baa2" by Moody's Investment Service; (3) $100,000.00, so long as Tenant's financial condition is rated not less than "BBB-" by Standard & Poor's Corporation and "Baa3" by Moody's Investment Service; or (4) $5,000.00, at any time during which Tenant's financial condition is rated less than "BBB-" by Standard & Poor's Corporation or "Baa3" by Moody's Investment Service. Certificates of insurance shall be delivered to Landlord prior to the commencement date and annually thereafter at least fifteen (15) days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and to Landlord as required by this Lease. Each policy of insurance shall provide notification to Landlord at least thirty (30) days prior to any cancellation or modification to reduce the insurance coverage.

          (c)(i) Insurance claims by reason of damage to or destruction of any portion of the Premises shall be adjusted by Tenant; provided, however, that although Tenant shall make the final decision with respect to any such adjustment, Tenant shall, promptly after such damage or destruction, advise Landlord and Permitted Beneficiary of such occurrence and consult with Landlord and Permitted Beneficiary throughout the process of adjusting any such claim, and provided further that both Landlord and any Permitted Beneficiary shall have the right to be and remain involved in the adjustment process and to receive copies of all correspondence and documentation pertaining thereto. Tenant shall keep Landlord and Permitted Beneficiary fully advised as to all matters on a current basis. Landlord shall not be required to prosecute any claim against, or to contest any settlement proposed by, an insurer. Tenant may, at its expense, prosecute, any such claim or contest any such settlement in the name of Landlord, Tenant or both, and Landlord will join therein at Tenant's written request upon the receipt by Landlord of an indemnity from Tenant against all costs, liabilities and expenses in connection therewith.

          (c)(ii) Subject to the provisions of Section 13, proceeds from the property insurance policy shall be made available from Landlord or Permitted Beneficiary to Tenant, but only against certificates of Tenant delivered to Landlord from time to time as such work or repair progresses, each such certificate describing the work or repair for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work and has sufficient funds remaining to complete the work free of liens or claims. Subject to the provisions of Section 13, any proceeds remaining after Tenant has repaired the Premises pursuant to Section 13 shall be delivered to Tenant but only to the extent that the aggregate amount of such proceeds so remaining and all amounts theretofore paid to Tenant pursuant to this sentence do not exceed $100,000.00. If such aggregate amounts exceed $100,000.00, the excess may be retained by Landlord and applied in reduction of the principal amount of the indebtedness secured by any Permitted Deed of Trust or paid to Tenant at Landlord's sole option. After the retention of any such amount by Landlord, each installment of Basic Rent payable on and after the second Basic Rent Payment Date occurring after such retention shall be equitably reduced but in no event shall Basic Rent be reduced lover than the monthly debt service payments due under any Permitted Deed of Trust. No payment shall be made to Tenant pursuant to this subsection 12(c) if any default shall have happened and be continuing under this Lease. Notwithstanding anything herein to the contrary, this subsection (c)(ii) shall not apply or have any effect at any time during which Tenant's financial condition is rated no less than "BBB" by Standard & Poor's Corporation and "Baa2" by Moody's Investment Service.

          (d) In the event Tenant does not purchase the insurance required by this Lease or keep the same in full force and effect, Landlord may, but shall not be obligated to, purchase the necessary insurance and pay the premium. Tenant shall repay to Landlord, as Additional Rent, the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all reasonable expenses (including attorneys' fees) and damages which Landlord may sustain by reason of the failure to Tenant to obtain and maintain such insurance.

          (e) Landlord or Permitted Beneficiary shall not be limited in the proof of any damages which Landlord or Permitted Beneficiary may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance, as provided above, to the amount of the insurance premium or premiums not paid or incurred by Tenant and which would have been payable under such insurance; but Landlord and Permitted Beneficiary shall also be entitled to recover as damages for such breach, the uninsured amount of any loss, to the extent of any deficiency in the Required Insurance and damages, costs and expenses of suit suffered or incurred by reason of or damage to, or destruction of, provide the Required Insurance. Tenant shall indemnify and hold harmless Landlord and Permitted Beneficiary for any liability incurred by Landlord or Permitted Beneficiary arising out of any deductibles for Required Insurance.

          (f)  Provided (i) no Event of Default has occurred and is continuing;
(ii) Tenant maintains a Consolidated Tangible Net Worth of at least $750,000,000.00 determined in accordance with generally accepted accounting principals; and (iii) Tenant's financial condition is not rated less than "BBB+" by Standard & Poor's Corporation and "Baa1" by Moody's Investment Service, Tenant may self-insure the Required Insurance. Tenant shall provide annually to the Landlord a certificate indicating its decision to self-insure in the form attached hereto as Exhibit E. For purposes of this subsection (f), the term
                   ---------
"Consolidated Tangible Net Worth" shall mean "equity, plus the liability appearing on the balance sheet of Tenant for post retirement benefits other than pensions recorded in accordance with Statement of Financial Accounting Standards No. 106, less net intangibles arising from acquisitions (or goodwill)" calculated as of the end of each fiscal quarter year. Notwithstanding anything in this subsection 12(f) to the contrary, in the event that a breach of this subsection 12(f) is caused solely by the effect of a future change in accounting principle, Landlord agrees to negotiate with Tenant in good faith to resolve and/or remedy such breach.

          13.  Casualty.
               --------

          (a) If, during the Primary Term, a part of the Premises shall be damaged or destroyed by casualty, and if the estimated cost of rebuilding, replacing and repairing the same shall be or exceed $100.000.00, Tenant shall promptly notify Landlord and Permitted Beneficiary thereof; and (whether or not such estimated cost shall be or exceed $100,000.00 and whether or not all or a portion of the Premises is destroyed) Tenant shall, with reasonable promptness and diligence, rebuild, replace and repair any damage or destruction to the Premises, at its expense, in conformity with the requirements of subsection 11(a) in such manner as to restore the same to the same condition, as nearly as possible, as existed prior to such casualty and there shall be no abatement of Basic Rent or Additional Rent.

          (b) If, after the Primary Term and during any Extended Term, the Premises is substantially (75% of the Improvements) or totally destroyed by casualty, Tenant shall have the option to either (i) rebuild or restore the Premises and receive the necessary portion of the insurance proceeds generated therefrom to pay for such rebuilding or restoration, or (ii) terminate this Lease not less than one (1) year after delivery of notice to Landlord of Tenant's intention to do so and upon payment to Landlord of all amounts then due and payable under this Lease, with all insurance proceeds being paid to and retained by Landlord, or, in the event of and to the extent of self insurance, an amount equal to the insurance proceeds which would have been available if insurance coverage had then been in place.

          (c) Notwithstanding anything in this Section 13 to the contrary, during any period of time when there continues to exist a default by Tenant under the terms of this Lease, Landlord, in the exercise of its sole and absolute discretion, shall have the right to receive any insurance proceeds from any casualty and to apply same toward payment of any indebtedness owed to any Permitted Beneficiary instead of allowing such proceeds to be used by Tenant for the rebuilding or restoration of the damaged portion of the Premises. In such event, there shall be an equitable adjustment in the Rent/Termination Value after any cure of such default, to become effective as of the date of such cure.

          14.  Condemnation.
               ------------

          (a) Subject to the rights of Tenant set forth in this Section 14, Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant may be or become entitled with respect to the taking of the Premises or any part thereof, by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary taking of the use or occupancy of the Premises or any part thereof, by any governmental authority, civil or military, whether the same shall be paid or payable in respect of Tenant's leasehold interest hereunder or otherwise. Landlord shall be entitled to participate in any such proceeding and the expenses thereof (including counsel fees and expenses) shall be paid by Tenant.

          (b) (1) If, during the Primary Term (i) the entire Premises shall be taken by or on account of any actual or threatened condemnation or other eminent domain proceeding pursuant to any law, general or special or (ii) if 25% of the Improvements or 50% of the Land Parcel is taken and said portion renders the remaining premises uneconomic for the continued use or occupancy in the business of Tenant, in the good faith judgment of Tenant's Board of Directors, Tenant's Chief Executive Officer, or the Executive Vice President of TRW Information Systems and Services, then Tenant shall deliver a Purchase Offer (as defined in Section 32) to Landlord, specifying a termination date (the "Termination Date") occurring not less than one (1) year after the delivery of such Purchase Offer and a purchase price equal to the Termination Value plus all other amounts then due and payable under this Lease, and this Lease shall continue in full force and effect without any abatement of rent, notwithstanding any taking, until the Termination Date. The Purchase Offer shall be for a purchase of the Premises and any Net Award (as hereinafter defined) and shall be accompanied by a Tenant's Certificate stating either that the conditions set forth in clause (i) or (ii) of this subsection 14(b)(1) have been fulfilled. If the conditions set forth in clause (i) or (ii) of this subsection 14(b)(1) are fulfilled and if Tenant shall have failed to deliver a Purchase Offer as required above, Tenant conclusively shall be presumed to have made a Purchase Offer on a date which is sixty (60) days after any such taking (or such later date as is agreed to in writing by Landlord), and in the event Tenant is so presumed to have made a Purchase Offer, the Termination Date shall be deemed to be ninety (90) days after such Purchase Offer is presumed to have been made; but nothing in this sentence shall relieve Tenant of its obligation actually to deliver such Purchase Offer.

          (b) (2) If, after the Primary Term and during any Extended Term, the Premises is substantially (25% of the Improvements or 50% of the Land Parcel) or totally condemned or taken pursuant to other eminent domain proceedings, Tenant shall have the option to either (i) rebuild or restore the Premises to the extent possible and receive the necessary portion of the proceeds from the condemnation or other eminent domain proceedings, or (ii) terminate this

Lease not less than one (1) year after delivery of notice to Landlord of Tenant's intention to do so and upon payment to Landlord of all amounts then due and payable under this Lease, with all condemnation or other eminent domain proceeds being paid to and retained by Landlord.

     (c) If during any Term (i) a portion of the Premises shall be taken by condemnation or other eminent domain proceedings, which taking is not sufficient to require that Tenant give a Purchase Offer or (ii) the use or occupancy of the Premises or any part thereof shall be temporarily taken by any governmental authority; then this Lease shall continue in full effect without abatement or reduction of Basic Rent, Additional Rent or other sums payable by Tenant hereunder notwithstanding such partial or temporary taking. Tenant shall, promptly after any such temporary taking ceases, at its expense, repair any damage caused thereby in conformity with the requirements of subsection 11(a) so that, thereafter, the Premises shall be, as nearly as possible, in a condition as good as the condition thereof immediately prior to such taking. In the event of any such partial taking, Landlord shall make the Net Award (as hereinafter defined) available to Tenant to make such repair but, if such Net Award shall be in excess of $250,000.00, only against certificates of Tenant delivered to Landlord from time to time as such work or repair progresses, each such certificate describing the work or repair for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work. Any Net Award remaining after such repairs have been made, shall be delivered to Tenant; but only to the extent that the aggregate amount of such Net Award so remaining and all amounts theretofore paid to Tenant pursuant to this sentence do not exceed $250,000.00. If such amounts exceed $250,000.00, the excess may be retained by Landlord and applied in reduction of the principal amount of the indebtedness secured by any Permitted Deed of Trust then outstanding at Landlord's sole option. If Landlord retains any such amount the Basic Rent payable on or after the second Basic Rent Payment Date occurring after such retention shall be reduced equitably, but in no event shall the Basic Rent be reduced to an amount less than the Debt Service Amounts. In the event of such temporary requisition, Tenant shall be entitled to receive the entire Net Award payable by reason of such temporary requisition or portion of such temporary requisition occurring during the term hereof, less any costs incurred by the Landlord in connection therewith. If the cost of any repairs required to be made by Tenant pursuant to this subsection 14(c) shall exceed the amount of the Net Award, the deficiency shall be paid by Tenant. Notwithstanding anything herein to the contrary, no payments shall be made to Tenant pursuant to this subsection 14(c) if any default or Event of Default shall have happened and shall be continuing under this Lease.

     (d) For the purposes of this Lease the term "Net Award" shall mean: (i) all amounts payable as a result of any condemnation or other eminent domain proceeding, less all expenses for such proceeding not otherwise paid by Tenant in the collection of such amounts, plus (ii) all amounts payable pursuant to any agreement with any condemning authority (which agreement shall be deemed to be a taking) which has been made in settlement of or under threat of any condemnation or other eminent domain proceeding affecting the Premises, less all expenses incurred as a result thereof not otherwise paid by Tenant and the collection of such amounts.

     (e) Any minor condemnation or taking of the Premises for the construction or maintenance of streets or highways shall not be considered a condemnation or taking for purposes of this Section 14 so long as the Premises shall not be materially or adversely affected, ingress and egress for the remainder of the Premises shall be adequate for the business of Tenant and the provisions of any Permitted Deed of Trust relating thereto shall be complied with. Tenant agrees that it will notify Landlord of any such condemnation.

     (f) Notwithstanding anything in this Section 14 to the contrary, during any period of time when there continues to exist a default by Tenant under the terms of this Lease, Landlord, in the exercise of its sole and absolute discretion, shall have the right to receive any Net Award and to apply same toward payment of any indebtedness owed to any Permitted Beneficiary instead of allowing such Net Award to be used by Tenant for the rebuilding or restoration of any affected portion of the Premises. In such event, there shall be an equitable adjustment in the Rent/Termination Value after any cure of such default, to become effective as of the date of such cure.

     15.  Procedure After Purchase Offer; Procedure in Event of Purchase.
          --------------------------------------------------------------

     (a) If Landlord shall reject any Purchase Offer not later than the tenth
(10th) day prior to the Termination Date or purchase date specified in such Purchase Offer, this Lease shall terminate on such date (except with respect to obligations and liabilities of Tenant under this Lease, actual or contingent, which have arisen on or prior to such termination, all of which shall survive any termination of this Lease), upon payment by Tenant of the Basic Rent, Additional Rent and all other sums then due and payable hereunder to and including the date of termination without offset or deduction for any reason. Upon a purchase of the Premises pursuant to subsection 14(c) and the payment to the Landlord of the purchase price set forth on Exhibit F, Landlord shall convey
                                                ---------
the Premises and all its right, title and interest in and to the Net Award (whether or not such Award shall have been received by Landlord), to Tenant or its designee, as provided in subsections 15(b), 15(c) and 15(e) below.

     (b) If the Premises or any part thereof shall be purchased by Tenant pursuant to any provision of this Lease, Landlord need not transfer and convey to Tenant or its designee any better title thereto than existed on the date of the commencement of this Lease, and Tenant shall accept such title subject to such liens, encumbrances, charges, exceptions and restrictions on, against or relating to the Premises (including those arising pursuant to the terms of this Lease) and to all applicable laws, regulations and ordinances, but free of the Permitted Deed of Trust and all other mortgages, liens, encumbrances, charges, exceptions and restrictions which shall have been created by or resulted from acts or failures to act of Landlord.
     (c) On the date fixed for any such purchase, Tenant shall pay to Landlord, at any place within the United States of America designated by Landlord, the applicable purchase price set forth on Exhibit F therefor, together will all installments of Basic
                   ---------
Rent and all other sums then due under this Lease and unpaid to and including the date of purchase without offset or deduction for any reason, and Landlord shall deliver to Tenant a special warranty deed conveying title to the Premises of the character described in subsection 15(b) above and subsection 15(e) below, and describing the Premises or portion thereof being sold and conveying the title thereto, together with such instruments as shall be necessary to transfer to Tenant or its designee any other property then required to be transferred by Landlord pursuant to this Lease. Tenant shall pay all charges incident to such conveyance and transfer, including counsel fees, escrow fees, recording fees, title insurance premiums and all applicable federal, state and local taxes (other than any income or franchise taxes levied upon or assessed against Landlord) which may be incurred or imposed by reason of such conveyance and transfer (collectively, the "Transfer Costs").

     (d) Upon the completion of such purchase, but not prior thereto (whether or not any delay in the completion of, or the failure to complete such purchase shall be the fault of Landlord), this Lease and all obligations hereunder (including the obligations to pay Basic Rent and Additional Rent) shall terminate, except with respect to (i) obligations and liabilities of Tenant, actual or contingent, under this Lease which arose on or prior to such date of purchase, (ii) those obligations contained in subsection 7(c) and Section 8,
(iii) the Environmental Indemnity Agreement, and (iv) those obligations which are to survive the expiration or termination of this Lease as expressly provided by the terms of this Lease.

     (e) The special warranty deed to be delivered pursuant to Section 15(c) above shall contain, without limitation, the following provisions: "(a) GRANTEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET FORTH IN THIS DEED, GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION, WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, EXCEPT WITH RESPECT TO THE CONTINUING OBLIGATION OF GRANTOR TO REMEDIATE

CERTAIN PRE-EXISTING ENVIRONMENTAL CONDITIONS SHOULD THE NEED ARISE, AS EXPRESSLY SET FORTH IN THE ENVIRONMENTAL INDEMNITY AGREEMENT, (b) GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN IN OCCUPANCY OF THE PROPERTY AND HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR, (c) GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED BY GRANTOR WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, (d) GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, (e) GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS, WITH ALL FAULTS, EXCEPT WITH RESPECT TO THE CONTINUING OBLIGATION OF GRANTOR TO REMEDIATE CERTAIN PRE-EXISTING ENVIRONMENTAL CONDITIONS SHOULD THE NEED ARISE, AS EXPRESSLY SET FORTH IN THE ENVIRONMENTAL INDEMNITY AGREEMENT, (f) GRANTOR HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE OF THE PROPERTY OR ANY ACTIVITY OCCURRING PRIOR TO THE CLOSING DATE WITH APPLICABLE ENVIRONMENTAL LAWS, THE EXISTENCE, IN OR ON THE PROPERTY, OF ANY HAZARDOUS MATERIALS, SUBSTANCES, OR WASTES AS THOSE TERMS ARE DEFINED UNDER ENVIRONMENTAL LAWS OR ANY OTHER SUBSTANCE THAT IS CONSIDERED HAZARDOUS OR TOXIC, OR THE EXISTENCE IN OR ON THE PROPERTY OF ANY INDUSTRIAL OR SOLID WASTE OR ANY FACILITY, AS THOSE TERMS ARE DEFINED UNDER APPLICABLE ENVIRONMENTAL LAWS, (g) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT WITH RESPECT TO THE CONTINUING OBLIGATION OF GRANTOR TO REMEDIATE CERTAIN PRE-EXISTING ENVIRONMENTAL CONDITIONS SHOULD THE NEED ARISE, AS EXPRESSLY SET FORTH IN THE ENVIRONMENTAL INDEMNITY AGREEMENT, GRANTEE HEREBY WAIVES AND RELEASES GRANTOR, OF AND FROM ANY CLAIMS, ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES, COSTS, EXPENSES OR COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, WHICH GRANTEE NOW HAS OR WHICH MAY ARISE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY GROWING OUT OF OR CONNECTED WITH THE PHYSICAL OR ENVIRONMENTAL CONDITION OF THE PROPERTY OR ANY LAW OR

REGULATION APPLICABLE TO IT, INCLUDING BUT NOT LIMITED TO THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, 42 U.S.C. SECTION 9601 ET SEQ. OR SIMILAR STATE STATUTES, (h) NOTWITHSTANDING ANY OTHER PROVISION OF
- ------
THIS AGREEMENT TO THE CONTRARY, EXCEPT WITH RESPECT TO THE CONTINUING OBLIGATION OF GRANTOR TO REMEDIATE CERTAIN PRE-EXISTING ENVIRONMENTAL CONDITIONS SHOULD THE NEED ARISE, AS EXPRESSLY SET FORTH IN THE ENVIRONMENTAL INDEMNITY AGREEMENT, GRANTEE ASSUMES THE RISK THAT ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS MAY NOT HAVE BEEN REVEALED BY ITS OWN INVESTIGATION AND AGREES TO INDEMNIFY AND HOLD GRANTEE HARMLESS AGAINST, ANY CLAIMS, ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, COSTS, EXPENSES OR COMPENSATION WHATSOEVER, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, ARISING OUT OF THE CURRENT OR PRIOR PHYSICAL AND ENVIRONMENTAL CONDITION OF THE PROPERTY."

     16.  Assignment and Subletting.  Tenant may sublet all or any part of the
          -------------------------
Premises and may assign all of its rights and interests under this Lease without the consent of Landlord, so long as (i) each such sublease or assignment shall expressly be made subject to the provisions of this Lease, (ii) any such sublessee or assignee shall, upon request of Permitted Beneficiary, execute a Non-Disturbance and Attornment Agreement with Landlord and any Permitted Beneficiary as may be reasonably required by either of such parties, (iii) Tenant shall remain primarily liable to Landlord under this Lease and Tenant's liability shall not in any way be reduced, limited or released, (iv) any such sublease or assignment has no adverse impact or effect on any tax treatment of Landlord in connection with the Premises or any transaction, (v) any such sublease shall not extend beyond the Term of this Lease (either the Primary Term or, if this Lease has been extended as hereinbefore provided, any Extended
Term), and (vi) any such sublease or assignment shall not be for or affect less than 15,000 square feet of the leased space of the Premises, or have the effect of creating more than a total of five (5) parties then having an interest in the Premises as a tenant, subtenant and/or assignee. If Tenant assigns all its rights and interests under this Lease, the assignee under such assignment shall expressly assume all the obligations of Tenant hereunder in an instrument, approved by Landlord as to form and substance (which approval will not be unreasonably withheld or delayed), delivered to Landlord at the time of such assignment. No assignment or sublease made as permitted by this Section 16 shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not as obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made; provided that performance by any such assignee or sublessee of any of the obligations of Tenant under this Lease shall be deemed to be performance by Tenant. No sublease or assignment made as permitted by this Section 16 shall impose any obligations on Landlord or otherwise affect any of the rights of Landlord under this lease. Neither this Lease nor the Term hereby demised shall be mortgaged, pledged or hypothecated by Tenant, nor shall Tenant mortgage or pledge the interest of Tenant in and to any sublease of the Premises or the rentals payable thereunder. Any mortgage, pledge, sublease or assignment made in violation of this Section 16 shall be void. Tenant shall, within ten (10) days after the execution and delivery of any such assignment or sublease of all or substantially all of the Premises, deliver a conformed copy thereof to Landlord. Within ten (10) days after the execution and delivery of any sublease of a portion of the Premises, Tenant shall give notice to Landlord of the existence and term thereof, and of the name and address of the sublessee thereunder. Notwithstanding anything in this Lease to the contrary, Tenant shall not sublease any portion of the Premises or assign this Lease if the effect of such sublease or assignment would be to cause the Premises or any portion thereof to be considered as being property used by a tax-exempt entity or other entity, with the result that some or all of the federal, state or municipal income tax deductions which Landlord otherwise would be permitted to report with respect to the Premises or with respect to the Lease would be deferred or denied, or cause this Lease not to be considered as a true lease for federal income tax purposes.

     17.  Additional Tenant Covenants and Representations.  Notwithstanding any
          -----------------------------------------------
other provisions of this Lease to the contrary, Tenant covenants and represents to Landlord and to Permitted Beneficiary as follows:

     (a) Except as may be otherwise expressly provided in Section 11 of this Lease with respect to Permitted Alterations, Tenant shall not expend any of Tenant's funds for any portion of the Renovations or for the Fees and Costs, without the prior written consent of Landlord and Permitted Beneficiary (which consent may be withheld or denied by such parties in their sole and absolute discretion), and the total cost of all Renovations shall be provided by Landlord in the amounts set forth on the development budget attached hereto as Exhibit I;
                                                                      ----------

     (b) The Premises are currently and, after the Renovations are complete, will be susceptible to use by parties other than Tenant;

     (c) Tenant shall, at all times and for all purposes, treat this Lease as and consider it to be an operating lease, including, without limitation, for purposes of all federal income tax returns, and all reports and information supplied or reported to the Internal Revenue Service; and

     (d) Tenant shall not make any Permitted Alterations, Renovations, improvements, alterations, additions, replacements or substitutions to or of any portion of the Premises which could (i) constitute or be construed as taxable income to Landlord, (ii) result in some or all of the federal, state or municipal income tax deductions which Landlord would otherwise be permitted to report with respect to Premises or this Lease being deferred or denied, (iii) cause Tenant to be deemed to have acquired an interest in the fee title to the Premises, or (iv) cause this Lease not to be considered as a true lease for federal income tax purposes.
     18.  Financial Statements.
          --------------------

     (a) Tenant shall provide (i) within sixty (60) days of the end of each fiscal quarter of Tenant, other than the fourth fiscal quarter of each year, unaudited quarterly balance sheets, statements of earnings, and statements of cash flow for the quarter then ended; and (ii) within one hundred twenty (120) days of the end of each fiscal year of Tenant, annual audited balance sheets, statements of earnings, and statements of cash flow for Tenant for the year then ended. Quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission shall satisfy the requirements contained in (i) above. Audited financial statements contained in, or incorporated by reference in, an Annual Report on Form 10-K as filed with the Securities and Exchange Commission shall satisfy the requirements contained in (ii) above.

     (b) Landlord and/or Permitted Beneficiary shall have the right to visit and inspect the Premises, at all reasonable times and as often as may be reasonably requested. Tenant shall also provide to Landlord and/or Permitted Beneficiary any information regarding the business, affairs or financial condition of Tenant as Landlord or Permitted Beneficiary may reasonably request from time to time including, but not limited to, any information requested of Landlord or Permitted Beneficiary from (i) a governmental agency having jurisdiction over Landlord or Permitted Beneficiary, (ii) any investment financial rating service such as Standard & Poor's Corporation or Moody's Investment Service, or (iii) the United States National Association of Insurance Commissioners or similar organizations or their successors.

    (c) In no event shall Tenant be required to provide for review or copying of any information which is (i) subject to an attorney-client or attorney work-product privilege, (ii) not customarily provided to Standard & Poor's Corporation, Moody's Investment Service, or any other investment/financial rating service, or (iii) prohibited from disclosure by applicable law.

    (d) Tenant shall not be required to pay or reimburse Landlord or Permitted Beneficiary for expenses of inspection or for copies as contemplated above unless an Event of Default has occurred.

    (e) Landlord will use its best efforts to treat any information from Tenant as confidential information, if such information is marked "confidential" by Tenant when provided to Landlord; provided, however, that nothing herein
                                  -----------------
contained shall limit or impair the right or obligation of Landlord to disclose such information: (i) to its auditors, attorneys, employees or agents, (ii) when required by any law, ordinance or governmental order, regulation, rule, policy, investigation or any regulatory request, (iii) as may be requested or appropriate in any report, statement or testimony submitted to any municipal, state, provincial or Federal regulatory body having or claiming to have jurisdiction over Landlord, or to the United States National Association of Insurance Commissioners, the National Association of Securities Dealers or similar organizations or their successors, (iv) as may be requested in any report, statement or testimony provided or submitted to any financial investment rating service, such as Standard & Poor's Corporation or Moody's Investment Service, (v) which is publicly available to Landlord, (vi) in connection with any proceeding, case or matter pending

(or on its face purported to be pending) before any court, tribunal, arbitration board or any governmental agency, commission authority, board or similar entity,
(vii) in connection with the enforcement of its rights under or in respect of this Lease after the occurrence of an Event of Default, or (viii) in connection with any transfer of any of Landlord's interest in this Lease (it being understood and agreed that any such assignee shall itself be bound by the terms and provisions hereof).

    19.       Permitted Contests.  Tenant shall not be required to (i) pay any
              ------------------
Imposition (as hereinafter defined); (ii) comply with any statute, law, rule, order, regulation or ordinance; (iii) discharge or remove any lien, encumbrance or charge (except with respect to the Previous Construction, Permitted Alterations and the Renovations), or (iv) obtain any waivers or settlements or make any changes to take any action with respect to any encroachment, hindrance, obstruction, violation or impairment referred to in subsection 10(b), so long as Tenant shall contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its liability therefor, by appropriate proceedings during the pendency of which there is prevented (A) the collection of, or other realization upon, the tax, assessment, levy, fee, rent or charge or lien, encumbrance or charge so contested; (B) the sale, forfeiture or loss of the Premises, or any part thereof, or the Basic Rent or any Additional Rent, or any portion thereof; (C) any interference with the use or occupancy of the Premises or any part thereof; and (D) any interference with the payment of the Basic Rent or any Additional Rent, or any portion thereof. While any such proceedings are pending, Landlord shall not have the right to pay, remove or cause to be discharged the tax, assessment, levy, fee, rent or charge or lien, encumbrance or charge thereby being contested. Tenant further agrees that each such contest shall be promptly prosecuted to a final conclusion. Tenant shall pay, indemnify and save Landlord and Permitted Beneficiary harmless against, any and all losses, judgments, decrees and costs (including all attorneys' fees, appearance costs and expenses) in connection with any such contest and shall, promptly after the final settlement, compromise or determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together will all penalties, fines, interests, costs and expenses thereof or in connection therewith, and perform all acts, the performance of which shall be ordered or decreed as a result thereof; provided, however, that nothing herein contained shall be construed to (a) require Tenant to pay or discharge any lien, encumbrance or other charge created by any act or failure to act of Landlord or the payment of which by Tenant is not otherwise required hereunder, or (b) apply in any respect to the Previous Construction or the Renovations. No such contest shall subject Landlord or any Permitted Beneficiary to the risk of any criminal liability. Tenant shall give such reasonable security to Landlord or such Permitted Beneficiary as may be demanded by Landlord or such Permitted Beneficiary to insure compliance with the foregoing provision of this Section 19.

    20.  Conditional Limitations; Default Provisions.
         -------------------------------------------

    (a) Any of the following occurrences or acts shall constitute an event of default (herein called an "Event of Default") under this Lease:

   (i) If Tenant, at any time during the continuance of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, at law, in equity, or before any administrative tribunal, which have or might have the effect of preventing Tenant from complying with the terms of this Lease), shall
        (1) fail to make any payment when due of Basic Rent, Additional Rent or other sum herein required to be paid by Tenant hereunder and such failure continues for five (5) business days, or (2) fail to observe or perform any other provision hereof or any provision of any Assignment of Lease and Rents, dated as of the date hereof (the "Assignment"), or any Tenant Certificate from Landlord and/or Tenant to Permitted Beneficiary, for thirty (30) days after notice to Tenant of such failure has been given (provided, that in the case of any default referred to in this Lease which cannot with diligence be cured within such 30-day period, then upon receipt by Landlord of a Tenant's Certificate stating the reason such default cannot be cured within thirty (30) days and providing that Tenant is proceeding with due diligence to cure such default, the time within which such failure may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence); or

  (ii) if any representation or warranty of Tenant set forth in any notice, certificate, demand, request or other instrument delivered pursuant to, or in connection with, this Lease, or Assignment shall prove to be either false or misleading in any material respect as of the time when the same shall have been made; or

 (iii) if Tenant shall file a petition commencing a voluntary case under the Federal Bankruptcy Code or any other federal or state law (as now or hereafter in effect) relating to bankruptcy, insolvency, reorganization, winding-up or adjustment of debts (hereinafter collectively called "Bankruptcy Law") or if Tenant shall (A) apply for or consent to the appointment of, or the taking of possession by, any receiver, custodian, trustee, United States Trustee or liquidator (or other similar official) of the Premises or any part thereof or of any substantial portion of Tenant's property, or (B) generally not pay its debts as they become due, or admit in writing its inability to pay its debts generally as they become due or (C) make a general assignment for the benefit of its creditors, or (D) fail to controvert in timely and appropriate manner, or in writing acquiesce to, any petition commencing an involuntary case against Tenant, or otherwise filed against Tenant pursuant to any Bankruptcy Law, or (E) take any action in furtherance of any of the foregoing; or

  (iv) if an order for relief against Tenant shall be entered in any involuntary case under the Federal Bankruptcy Code or any similar order against Tenant shall be entered pursuant to any other Bankruptcy Law, or if a petition commencing an involuntary case against Tenant or proposing the reorganization of Tenant under any Bankruptcy Law shall be filed and not be discharged or denied within sixty (60) days after such filing, or if a proceeding or case shall be commenced in any court of competent jurisdiction seeking (A) the liquidation, reorganization, dissolution, winding-up or adjustment of debts of Tenant or (B) the appointment of a receiver, custodian, trustee, United States Trustee or liquidator (or any similar official) of the Premises or any part thereof or of Tenant or of any substantial portion of Tenant's property, or (C) any similar relief as to Tenant pursuant to any Bankruptcy Law, and any such proceeding or case shall continue undismissed, or an order, judgement or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for sixty (60) days; or

   (v) if the Premises shall be left both unattended and without maintenance as provided herein, for a period of ten (10) business days; or

  (vi) if there occurs any default under any of Tenant's obligations under (1) that certain Tax Indemnity Agreement executed by Tenant in favor of Landlord dated as of even date with this Lease (the "Tax Indemnity Agreement"), (2) the Environmental Indemnity Agreement, (3) that certain Local Tax Benefits Indemnity Agreement executed by Tenant in favor of Landlord and Principal Mutual Life Insurance Company, dated as of even date with this Lease, (4) that certain Agreement Regarding Liens executed by Tenant in favor of Landlord and Principal Mutual Life Insurance Company, dated as of even date with this Lease, and (5) that certain Tenant Certificate (with Nondisturbance, Attornment, Notice and Estoppel Agreement) executed by Tenant, Landlord and Principal Mutual Life Insurance Company contemporaneously with this Lease; provided, however, that if any notice and/or grace periods are specifically provided for any of such defaults by the terms of any of such documents, such default shall not constitute an Event of Default under this Lease until such default continues uncured beyond any such notice and/or grace periods as may be specifically provided therefor in such document, and provided further, that no notice or grace periods provided for in this Lease shall apply to any such defaults under any of such other documents; or

 (vii) if Tenant fails to deliver to Landlord and Permitted Beneficiary, no sooner than 150 days after completion of the Previous Construction, any Permitted Alterations, or the Renovations and no later than 185 days after the completion of the Previous Construction, any Permitted Alterations and the Renovations, a

       Title Update, together with copies of all documents listed therein, describing all documents recorded in connection with the Premises since the date of this Lease; or

(viii) any failure of Tenant to obtain the written, recordable release of or to bond off the Premises any mechanic's, materialman or other lien described in the Title Update pertaining to the Renovations, any Permitted Alterations or the Previous Construction, within 30 days after receipt of the Title Update by Tenant.

(b) If an Event of Default shall have happened and be continuing, Landlord shall have, in its sole discretion, the following rights:

   (i) To give Tenant written notice of Landlord's intention to terminate the Term of this Lease on a date specified in such notice. Thereupon, the Term of this Lease and the estate hereby granted shall terminate on such date as completely and with the same effect as if such date were the date fixed herein for the expiration of the Term of this Lease, and all rights of Tenant hereunder shall terminate, but Tenant shall remain liable as provided herein.

  (ii) To (A) re-enter and repossess the Premises or any part thereof by force, summary proceedings, ejections or otherwise and (B) remove all persons and property therefrom, whether or not the Lease has been terminated pursuant to subsection 20(b)(i) above, Tenant hereby expressly waiving any and all notices to quit, cure or vacate provided by current or any future law. Landlord shall have no liability by reason of any such re-entry, repossession or removal. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant pursuant to subsection 20(b)(i) above.

 (iii) To (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such uses Landlord, in its absolute discretion, may determine. Landlord may collect and receive any rents payable by reason of such reletting. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting.

  (iv) To recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages, and not as a penalty, for Tenant's default, and in lieu of all current damages beyond the date of such demand, an amount determined in accordance with Exhibit F, it being
                                                       ---------
       acknowledged and agreed by both Landlord and Tenant that during the continuation of any Event of Default, an amount determined in accordance with Exhibit F shall be fair and appropriate, and payable as liquidated
            ---------
       damages, and not as a penalty, and is an amount which is discounted to present net value. If any law shall limit the amount of such liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law.

   (v) To accept Tenant's irrevocable Purchase Offer which Tenant shall be conclusively presumed to have made upon the occurrence of an Event of Default. The Purchase Offer shall be deemed to contain an immediate closing date and the purchase shall be governed by the terms and conditions set forth in subsections 15(b), 15(c), 15(d) and 15(e) of this Lease.

  (vi) To continue this Lease in effect for so long as Landlord does not terminate Tenant's right to possession of the Premises and Landlord may enforce all of its rights and remedies hereunder including without limitation the right to recover all Basic Rent, Additional Rent and other sums payable hereunder as the same become due.

 (c) No termination of this Lease pursuant to subsection 20(b)(i), or by operation of law or otherwise, and no repossession of the Premises or any part thereof pursuant to subsection 20(b)(ii) or otherwise, and no reletting of the Premises or any part thereof pursuant to subsection 20(b)(iii), shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

 (d) Notwithstanding anything in this Section 20 to the contrary, Landlord agrees that Landlord shall pursue the remedy described above in subsection
(b)(iv) only after Landlord has pursued and been denied the remedy described above in subsection (b)(v).

 21.   Additional Rights of Landlord.
       -----------------------------

 (a) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. A receipt by Landlord of any Basic Rent, any Additional Rent or any other sum payable hereunder with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

    (b) Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right or privilege which it or any of them may have under any present or future constitution, statute or rule of law to redeem the Premises or to have a continuance of this Lease for the term hereby demigod after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent.

    22.    Notices, Demands and Other Instruments.  All notices, demands,
           --------------------------------------
requests. consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if (a) with respect to Tenant, sent by certified or registered mail, postage prepaid, or sent by telegram, overnight express courier, facsimile followed by overnight express delivery or delivered by hand, in each case addressed to Tenant at its address first above set forth, and (b) with respect to Landlord, sent by certified or registered mail, postage prepaid, or sent by telegram, overnight express courier, facsimile followed by overnight express delivery or delivered by hand in each case, addressed to Landlord at its address first above set forth along with a copy to the Permitted Beneficiary delivered in the same manner. Landlord and Tenant shall each have the right from time to time to specify as its address for purposes of this Lease any other address in the United States of America upon fifteen (15) days' written notice thereof, similarly given, to the other party and Permitted Beneficiary.

    23.    Estoppel Certificate.
           --------------------

    (a) Tenant shall at any time and from time to time, upon not less than twenty (20) days' prior request by Landlord or by Permitted Beneficiary, execute, acknowledge and deliver to Landlord or Permitted Beneficiary an executed Tenant's Certificate on the form attached hereto as Exhibit H
                                                             ---------
(appropriately modified to reflect facts as of the date so delivered). Any such certificate may be relied upon by any mortgagee or prospective purchaser or prospective mortgagee of the Premises.

    (b) From time to time during the term of this Lease, Landlord expects to secure financing of its interest in the Premises by assigning Landlord's interest in this Lease and the sums payable hereunder. In the event of any such assignment to a Permitted Beneficiary,

Tenant will, upon not less than ten (10) days' prior request by Landlord, execute, acknowledge and deliver to Landlord a consent to such assignment addressed to such Permitted Beneficiary in a form satisfactory to such Permitted
Beneficiary: and Tenant will produce. at Landlord's expense, such certificates. opinions of counsel and other documents as may be reasonably requested by such Permitted Beneficiary.

    24.    No Merger.  There shall be no merger of this Lease or the
           ---------
leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the same person acquiring or holding, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leaseholder estate as well as the fee estate in the Premises or any portion thereof.

    25.    Surrender.  Upon the termination of this Lease, Tenant shall
           ---------
peaceably surrender the Premises to Landlord in the same condition in which they were received from Landlord at the commencement of this Lease, except as altered as permitted or required by this Lease and except for ordinary wear and tear, and in the condition of a class A office building of similar size, use, appearance and occupancy located in the Dallas/Fort Worth greater metropolitan area; provided, however, that the condition of the Premises surrendered upon termination may not be the same as received from Landlord at the commencement of this Lease to the extent of any construction in progress at the time of the execution of this Lease, and the Premises shall be in sound, completed condition, in good order and broom clean upon termination and without any construction then being in progress. So long as Tenant is not in default hereunder, Tenant may remove from the Premises, prior to or within a reasonable time (not to exceed thirty (30) days) after the expiration or termination of the Term of this Lease, all property owned by Tenant, and, at Tenant's expense, shall at such times of removal, repair any damage caused by such removal. Property not removed within said thirty (30) day period (including, without limitation, any trade fixtures of Tenant) shall become the property of Landlord. Landlord may, after the expiration of such thirty (30) day period, cause such property to be removed and the cost of removal and disposition, as well as the cost of repairing any damage caused by such removal, shall be borne by Tenant. Notwithstanding anything to the contrary contained herein, upon termination or expiration of this Lease, all fixtures, excluding Tenant's trade fixtures timely removed as hereinbefore described, but including, without limitation, the heating, ventilation and air conditioning systems, shall remain on the Promises at all times and shall become the property of Landlord. The provisions of this
Section 25 shall survive any termination or expiration of this Lease.

    26.    Separability.  Each and every covenant and agreement contained in
           ------------
this Lease is separate and independent, and the breach of any thereof by Landlord shall not discharge or relieve Tenant from any obligation hereunder. If any term or provision of this Lease or the application thereof to any person or circumstances shall at any time be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances or at any time other than those to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

    27.    Savings Clause.  No provision contained in this Lease which
           --------------
purports to obligate Tenant to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it calls for payment of any interest or other sums in excess of such maximum.

    28.    Binding Effect.  All of the covenants, conditions and obligations
           --------------
contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Landlord, Tenant and Permitted Beneficiary.

    29.    Memorandum of Lease.  If requested by Landlord, Tenant or
           -------------------
Permitted Beneficiary, Landlord and Tenant shall enter into a memorandum of this Lease reasonably acceptable to both parties and record the same in the appropriate public records. Such memorandum shall be recorded and shall reflect the fact that the provisions of this Lease shall be superior to the lien of any Permitted Deed of Trust.

    30.    Table of Contents, Headings.  The table of contents and headings
           ---------------------------
used in this Lease are for convenient reference only and shall not to any extent have the effect of modifying, amending or changing the provisions of this Lease.

    31.    Governing Law.  This Lease shall be governed by and interpreted
           -------------
under the laws of the state in which the Premises are located.

    32.    Certain Definitions.
           -------------------

    (a)    The term "Imposition" means:

           (i) all taxes, assessments (including assessments for benefits from public works or improvements, whether or not begun or completed prior to the commencement of the term of this Lease and whether or not to be completed within said term), levies, fees, water and sewer rents and charges, and all other governmental charges of every kind, general and special, ordinary and extraordinary, whether or not the same shall have been within the express contemplation of the parties hereto, together with any interest and penalties thereon, which are, at any time, imposed or levied upon or assessed against (A) the Premises or any part thereof,
                (B) any Basic Rent, any Additional Rent reserved or payable hereunder, (C) this Lease or the leasehold estate hereby created or which arise in respect of the operation, possession, occupancy or use of the Premises;

          (ii) any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, Additional Rent or any other sums payable by Tenant hereunder or levied upon or assessed against the Premises;

         (iii) all sales and use taxes which may be levied or assessed against or payable by Landlord or Tenant on account of the acquisition, leasing or use of the Premises or any portion thereof; and

          (iv) all charges for water, gas, light, heat, telephone, electricity, power and other utilities and communications services rendered or used on or about the Premises.

    (b)   The term "Lease" means:

          this Lease and Agreement as amended and modified from time to time, together with any memorandum or short form of lease entered into for the purpose of recording.

    (c)   The term "Landlord" means:

          the owner, for the time being, of the rights of the lessor under this Lease and his heirs, successors and assigns, and upon any assignment or transfer of such rights, except an assignment or transfer made as security for an obligation, the assignor or transferor shall be relieved of all future duties and obligations under this Lease and the assignee or the transferee shall expressly agree in writing to be bound by and to assume all the covenants of Landlord hereunder.

    (d)   The term "Permitted Deed of Trust" means:

          that certain Deed of Trust, Security Agreement and Assignment of Rents executed by Landlord contemporaneously with the execution of this Lease, in favor of Principal Mutual Life Insurance Company, and any mortgage, deed of trust, security agreement, assignment of lease or other security instrument relating to the Premises and this Lease, subject and junior in priority to the rights of Tenant under this Lease, and securing the borrowing by Landlord from the Permitted Beneficiary.

    (e)   The term "Permitted Beneficiary" means:

          Principal Mutual Life Insurance Company, its successors and assigns if, and only if, a Permitted Deed of Trust exists.

    (f)   The term "Purchase Offer" means:

          a rejectable, written offer delivered by Tenant to Landlord, executed by the president or any vice president of Tenant, irrevocably offering to purchase the Premises pursuant to the provisions of this Lease at a price determined in accordance with Exhibit F.
                                              ---------

    (g)   The term "FAS 13" means:

          Statement of Financial Accounting Standards No. 13 as promulgated by the Financial Accounting Standards Board.

    (h)   The term "Lease Make-Whole Premium" means:

          that amount required to be paid to Landlord by Tenant at the time of a Lease termination as a yield maintenance protection of Landlord's equity investment in the Premises. The Lease Make-Whole Premium shall be calculated as follows:

          (i) Determine the "Reinvestment Yield." The Reinvestment Yield will be determined in the following manner: (A) Landlord will select a U.S. Treasury Bond, Note or Bill which Landlord deems to be appropriate and which matures or is repayable as close as possible to October 15, 2010, (B) the yield for the Treasury Bond, Note or Bill selected as described in (A) above will be as published two weeks prior to the date of the termination of this Lease, (C) the yield determined in (B) above is to be converted to an equivalent monthly nominal yield, (D) the monthly nominal yield determined in (C) above shall be adjusted to an after tax yield by multiplying said yield by 1 minus .34. If there has been a tax rate change due to Federal Tax Law Changes as defined on Exhibit C, the yield will be by 1 minus the new rate due to
                   ---------
                Federal Tax Law Changes. The yield resulting in (D) is the Reinvestment Yield.

          (ii) Calculate the "Present Value of the Leased Premises." The Present Value of the Leased Premises is the present value of the original after-tax cash flows anticipated by Landlord from this Lease and the Premises, assuming a sale of the Premises on October 15, 2010, only modified by Rent Adjustments as provided for in Section 5, discounted at the Reinvestment Yield.

          (iii) Determine the applicable equity investment balance as it is shown or would be shown on Landlord's financial statements if accounted for under GAP, utilizing the original assumptions used by Landlord for the purchase of the Premises and modified only by Rent Adjustments as provided for in Section 5. Then, subtract the amount of the equity investment balance from the Present Value of the Leased Premises as of the date of Lease termination. Any resulting positive differential shall be divided by 1 minus .34. If there has been a tax rate change due to Federal Tax Law Changes as defined on Exhibit C, the positive differential will be divided by 1 minus the new rate due to the-Federal Tax Law Changes. Any positive quotient that results shall be the Lease Make-Whole Premium.

 (i)  The term "Loan Make-Whole Premium" means:

      the make whole premium set forth in those two certain Deed of Trust Notes executed by Landlord contemporaneously with the execution of this Lease, payable to Principal Mutual Life Insurance Company, and any prepayment premium or make whole premium or amount which Landlord is obligated to pay any other Permitted Mortgagee pursuant to the terms of loan documents executed by Landlord in favor of Permitted Mortgagee, including, without limitation, any Permitted Deed of Trust or note secured thereby, to the extent that the method of calculation of such amount shall have been disclosed in writing to Tenant prior to or concurrently with the execution of this Lease.

 (j)  The term "Hazardous Material" means:

      any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any Environmental Laws.

 (k)  The term "Environmental Laws" means:

      any statute, law, ordinance, rule or regulation of any local, county, state or federal authority having jurisdiction over the Property or any portion thereof or its use, including but not limited to: the Federal Water Pollution Control Act (33 U.S.C. (S)1317 et seq.) as amended; (b) the Federal Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.) as amended; (c) the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. (S)9601 et seq.) as amended; (d) the Toxic Substance Control Act (15 U.S.C. (S)2601 et seq.), amended; and
      (e) the Clean Air Act (42, U.S. (S)7401 et seq.), as amended.

 (l)  The term "Fees and Costs" means:

      project consultant fees, architect fees and engineering fees.

 (m)  The term "Permitted Alterations" means:

      (i) whether or not constituting any portion of the Renovations, any severable additions to or alterations, substitutions or replacements of the Improvements on the Premises, provided that (a) such additions, alterations, substitutions or replacements are readily removable without causing material damage to the Premises; (b) such additions, alterations, substitutions or replacements are not required in order to render the Premises complete for its intended use by Tenant; and (c) such additions, alterations, substitutions or replacements are not subject to a contract or option for purchase or sale between Landlord and Tenant at other than fair market value at the time of such purchase or sale; or

     (ii) whether or not constituting any portion of the Renovations, any non-severable additions to or alterations, substitutions or replacements of the Improvements on the Premises, provided that (a) such additions, alterations, substitutions or replacements are not needed to complete the Premises for its intended use by Tenant; (b) Tenant is not entitled to any compensation for such additions, alterations, substitutions or replacements; (c) such additions, alterations, substitutions or replacements do not cause the Premises to become limited use property; and (d) such additions, alterations, substitutions or replacements are required by governmental health, safety, or environmental standards; or

    (iii) whether or not constituting any portion of the Renovations, any non-severable additions to or alterations, substitutions or replacements of the Improvements on the Premises, provided that (a) such additions, alterations, substitutions or replacements are not needed to complete the Premises for its intended use by Tenant; (b) Tenant is not entitled to any compensation for such additions, alterations, substitutions or replacements; (c) such additions, alterations, substitutions or replacements do not cause the Premises to become limited use property; and (d) the cost of such additions, alterations, substitutions or replacements, when added to all previous Permitted Alterations by Tenant pursuant to this clause
           (iii), does not exceed $3,000,000.

  33. Exhibits and Attachments. The following are Exhibits A, B, C, D, E,
      ------------------------
F, G, H, I, J, K and L and Attachments 1, 2 and 3 referred to in this Lease, which are hereby incorporated by reference herein and made a part thereof.

 (a)    Exhibit A to Lease: Legal Description

 (b)    Exhibit A-1 to Lease: Personal Property

    (c)    Exhibit B to Lease: Basic Rent Payments

    (d)    Exhibit C to Lease: Assumptions

    (e)    Exhibit D to Lease: Termination Values

    (f)    Exhibit E to Lease: Self Insurance Certificate

    (g)    Exhibit F to Lease: Computation of Purchase Prices

    (h)    Exhibit G to Lease: [Reserved]

    (i)    Exhibit H to Lease: Tenant's Certificate

    (j)    Exhibit I to Lease: Development Budget

    (k)    Exhibit J to Lease: Environmental Remediation

    (l)    Exhibit K to Lease: Renovations

    (m)    Exhibit L to Lease: Environmental Indemnity Agreement

    (n)    Attachment 1 to Lease: Amortization Schedule

    (o)    Attachment 2 to Lease: Depreciation Components

    (p)    Attachment 3 to Lease: Calculation of Fair Market Values

    34.    Time for Performance of Obligations.  Whenever a date required for
           -----------------------------------
the performance of any obligations under this Lease, including, without limitation, the payment of any amounts due under this Lease, is a Saturday, Sunday or nationally recognized business holiday, the date for the performance of such obligation shall be deemed to be the first business day immediately following the date originally scheduled for such performance, a "business day" being a day on which national banks are open for business as usual.

    35.    Nature of Landlord's Obligations.  Anything in this Lease to the
           --------------------------------
contrary notwithstanding, no recourse or relief shall be had under any rule of law or equity, statute, constitution, or by any enforcement of any assessments or penalties, or otherwise, or based on or in respect of this Lease (whether by breach of any obligation, monetary or nonmonetary), against Landlord (or any officer or partner of Landlord or any predecessor or successor corporation, or other entity, of Landlord), it being expressly understood and agreed that any obligations of Landlord under or relating to this Lease are solely obligations payable out of the

Premises and are compensable solely therefrom. It is expressly understood that all such liability has been and is being expressly waived and released as a consideration for and as a condition of the execution of this Lease, and Tenant expressly waives and releases all such liability as a condition of, and as a consideration for, the execution of this Lease.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above set forth.



LANDLORD:                               Allen Office Investment Limited
                                        Partnership, a Texas limited
                                        partnership

                                        By:   Principal Mutual Life Insurance
                                              Company, an Iowa corporation, its
                                              sole general partner

                                              By:___________________________
                                              Name:_________________________
                                              Title:________________________


                                              By:___________________________
                                              Name:_________________________
                                              Title:________________________



TENANT:                                 TRW Inc., an Ohio corporation


                                              By:___________________________
                                              Name:_________________________
                                              Title:________________________

                                   EXHIBIT B
                                   ---------

                              BASIC RENT PAYMENTS


                       --------------------------------
                        Date            Rental Payment
                        ----            --------------
                       --------------------------------
                        11/15/93            $87,560.25
                       --------------------------------
                        12/15/93            $87,560.25
                       --------------------------------
                        1/15/94            $132,927.05
                       --------------------------------
                        2/15/94          $1,074,597.97
                       --------------------------------
                        3/15/94            $178,293.86
                       --------------------------------
                        4/15/94            $178,293.86
                       --------------------------------
                        5/15/94            $178,293.86
                       --------------------------------
                        6/15/94            $178,293.86
                       --------------------------------
                        7/15/94            $178,293.86
                       --------------------------------
                        8/15/94            $178,293.86
                       --------------------------------
                        9/15/94            $178,293.86
                       --------------------------------
                        10/15/94           $178,293.86
                       --------------------------------
                        11/15/94           $178,293.86
                       --------------------------------
                        12/15/94           $178,293.86
                       --------------------------------
                        1/15/95            $178,293.86
                       --------------------------------
                        2/15/95            $405,772.67
                       --------------------------------
                        3/15/95            $178,293.86
                       --------------------------------
                        4/15/95            $178,293.86
                       --------------------------------
                        5/15/95            $178,293.86
                       --------------------------------
                        6/15/95            $178,293.86
                       --------------------------------
                        7/15/95            $178,293.86
                       --------------------------------
                        8/15/95            $178,293.86
                       --------------------------------



3142768.01

                       --------------------------------
                        Date            Rental Payment
                        ----            --------------
                       --------------------------------
                       --------------------------------
                        9/15/95            $178,293.86
                       --------------------------------
                        10/15/95           $620,285.14
                       --------------------------------
                        11/15/95           $175,576.97
                       --------------------------------
                        12/15/95           $175,576.97
                       --------------------------------
                        1/15/96            $175,576.97
                       --------------------------------
                        2/15/96            $175,576.97
                       --------------------------------
                        3/15/96            $175,576.97
                       --------------------------------
                        4/15/96            $175,576.97
                       --------------------------------
                        5/15/96            $175,576.97
                       --------------------------------
                        6/15/96            $175,576.97
                       --------------------------------
                        7/15/96            $175,576.97
                       --------------------------------
                        8/15/96            $175,576.97
                       --------------------------------
                        9/15/96            $175,576.97
                       --------------------------------
                        10/15/96           $877,648.68
                       --------------------------------
                        11/15/96           $171,261.39
                       --------------------------------
                        12/15/96           $171,261.39
                       --------------------------------
                        1/15/97            $171,261.39
                       --------------------------------
                        2/15/97            $171,261.39
                       --------------------------------
                        3/15/97            $171,261.39
                       --------------------------------
                        4/15/97            $171,261.39
                       --------------------------------
                        5/15/97            $171,261.39
                       --------------------------------
                        6/15/97            $171,261.39
                       --------------------------------
                        7/15/97            $171,261.39
                       --------------------------------
                        8/15/97            $171,261.39
                       --------------------------------

3142768.01


                       ----------------------------------
                        Date            Rental Payment
                        ----            --------------
                       ----------------------------------
                       ----------------------------------
                        9/15/97              $171,261.39
                       ----------------------------------
                        10/15/97             $925,121.08
                       ----------------------------------
                        11/15/97             $166,627.48
                       ----------------------------------
                        12/15/97             $166,627.48
                       ----------------------------------
                        1/15/98              $166,627.48
                       ----------------------------------
                        2/15/98              $166,627.48
                       ----------------------------------
                        3/15/98              $166,627.48
                       ----------------------------------
                        4/15/98              $166,627.48
                       ----------------------------------
                        5/15/98              $166,627.48
                       ----------------------------------
                        6/15/98              $166,627.48
                       ----------------------------------
                        7/15/98              $166,627.48
                       ----------------------------------
                        8/15/98              $166,627.48
                       ----------------------------------
                        9/15/98              $166,627.48
                       ----------------------------------
                        10/15/98             $976,094.12
                       ----------------------------------
                        11/15/98             $161,651.75
                       ----------------------------------
                        12/15/98             $161,651.75
                       ----------------------------------
                        1/15/99              $161,651.75
                       ----------------------------------
                        2/15/99              $161,651.75
                       ----------------------------------
                        3/15/99              $161,651.75
                       ----------------------------------
                        4/15/99              $161,651.75
                       ----------------------------------
                        5/15/99              $161,651.75
                       ----------------------------------
                        6/15/99              $161,651.75
                       ----------------------------------
                        7/15/99              $161,651.75
                       ----------------------------------
                        8/15/99              $161,651.75
                       ----------------------------------

3142768.01

                       ----------------------------------
                        Date            Rental Payment
                        ----            --------------
                       ----------------------------------
                       ----------------------------------
                        9/15/99              $161,651.75
                       ----------------------------------
                        10/15/99           $1,030,827.08
                       ----------------------------------
                        11/15/99             $156,390.00
                       ----------------------------------
                        12/15/99             $156,390.00
                       ----------------------------------
                        1/15/00              $156,390.00
                       ----------------------------------
                        2/15/00              $156,390.00
                       ----------------------------------
                        3/15/00              $156,390.00
                       ----------------------------------
                        4/15/00              $156,390.00
                       ----------------------------------
                        5/15/00              $156,390.00
                       ----------------------------------
                        6/15/00              $156,390.00
                       ----------------------------------
                        7/15/00              $156,390.00
                       ----------------------------------
                        8/15/00              $156,390.00
                       ----------------------------------
                        9/15/00              $156,390.00
                       ----------------------------------
                        10/15/00           $1,089,597.31
                       ----------------------------------
                        11/15/00             $150,572.16
                       ----------------------------------
                        12/15/00             $150,572.16
                       ----------------------------------
                        1/15/01              $150,572.16
                       ----------------------------------
                        2/15/01            $1,861,036.70
                       ----------------------------------
                        3/15/01              $140,058.08
                       ----------------------------------
                        4/15/01              $140,058.08
                       ----------------------------------
                        5/15/01              $140,058.08
                       ----------------------------------
                        6/15/01              $140,058.08
                       ----------------------------------
                        7/15/01              $140,058.08
                       ----------------------------------
                        8/15/01              $140,058.08
                       ----------------------------------

3142768.01


                       ----------------------------------
                        Date            Rental Payment
                        ----            --------------
                       ----------------------------------
                       ----------------------------------
                        9/15/01              $140,058.08
                       ----------------------------------
                        10/15/01             $140,058.08
                       ----------------------------------
                        11/15/01             $140,058.08
                       ----------------------------------
                        12/15/01             $140,058.08
                       ----------------------------------
                        1/15/02              $140,058.08
                       ----------------------------------
                        2/15/02            $1,983,216.89
                       ----------------------------------
                        3/15/02              $128,728.33
                       ----------------------------------
                        4/15/02              $128,728.33
                       ----------------------------------
                        5/15/02              $128,728.33
                       ----------------------------------
                        6/15/02              $128,728.33
                       ----------------------------------
                        7/15/02              $128,728.33
                       ----------------------------------
                        8/15/02              $128,728.33
                       ----------------------------------
                        9/15/02              $128,728.33
                       ----------------------------------
                        10/15/02             $128,728.33
                       ----------------------------------
                        11/15/02             $128,728.33
                       ----------------------------------
                        12/15/02             $128,728.33
                       ----------------------------------
                        1/15/03              $128,728.33
                       ----------------------------------
                        2/15/03            $2,114,875.58
                       ----------------------------------
                        3/15/03              $116,519.65
                       ----------------------------------
                        4/15/03              $116,519.65
                       ----------------------------------
                        5/15/03              $116,519.65
                       ----------------------------------
                        6/15/03              $116,519.65
                       ----------------------------------
                        7/15/03              $116,519.65
                       ----------------------------------
                        8/15/03              $116,519.65
                       ----------------------------------

3142768.01


                       ----------------------------------
                        Date            Rental Payment
                        ----            --------------
                       ----------------------------------
                       ----------------------------------
                        9/15/03             $116,519.65
                       ----------------------------------
                        10/15/03            $116,519.65
                       ----------------------------------
                        11/15/03            $116,519.65
                       ----------------------------------
                        12/15/03            $116,519.65
                       ----------------------------------
                        1/15/04             $116,519.65
                       ----------------------------------
                        2/15/04           $2,256,748.07
                       ----------------------------------
                        3/15/04             $103,363.85
                       ----------------------------------
                        4/15/04             $103,363.85
                       ----------------------------------
                        5/15/04             $103,363.85
                       ----------------------------------
                        6/15/04             $103,363.85
                       ----------------------------------
                        7/15/04             $103,363.85
                       ----------------------------------
                        8/15/04             $103,363.85
                       ----------------------------------
                        9/15/04             $103,363.85
                       ----------------------------------
                        10/15/04            $103,363.85
                       ----------------------------------
                        11/15/04            $103,363.85
                       ----------------------------------
                        12/15/04            $103,363.85
                       ----------------------------------
                        1/15/05             $103,363.85
                       ----------------------------------
                        2/15/05           $2,409,626.73
                       ----------------------------------
                        3/15/05              $89,187.44
                       ----------------------------------
                        4/15/05              $89,187.44
                       ----------------------------------
                        5/15/05              $89,187.44
                       ----------------------------------
                        6/15/05              $89,187.44
                       ----------------------------------
                        7/15/05              $89,187.44
                       ----------------------------------
                        8/15/05              $89,187.44
                       ----------------------------------

3142768.01


                       ----------------------------------
                        Date            Rental Payment
                        ----            --------------
                       ----------------------------------
                       ----------------------------------
                        9/15/05               $89,187.44
                       ----------------------------------
                        10/15/05              $89,187.44
                       ----------------------------------
                        11/15/05              $89,187.44
                       ----------------------------------
                        12/15/05              $89,187.44
                       ----------------------------------
                        1/15/06               $89,187.44
                       ----------------------------------
                        2/15/06            $2,574,365.40
                       ----------------------------------
                        3/15/06               $73,911.26
                       ----------------------------------
                        4/15/06               $73,911.26
                       ----------------------------------
                        5/15/06               $73,911.26
                       ----------------------------------
                        6/15/06               $73,911.26
                       ----------------------------------
                        7/15/06               $73,911.26
                       ----------------------------------
                        8/15/06               $73,911.26
                       ----------------------------------
                        9/15/06               $73,911.26
                       ----------------------------------
                        10/15/06              $73,911.26
                       ----------------------------------
                        11/15/06              $73,911.26
                       ----------------------------------
                        12/15/06              $73,911.26
                       ----------------------------------
                        1/15/07               $73,911.26
                       ----------------------------------
                        2/15/07            $2,751,884.16
                       ----------------------------------
                        3/15/07               $57,449.98
                       ----------------------------------
                        4/15/07               $57,449.98
                       ----------------------------------
                        5/15/07               $57,449.98
                       ----------------------------------
                        6/15/07               $57,449.98
                       ----------------------------------
                        7/15/07               $57,449.98
                       ----------------------------------
                        8/15/07               $57,449.98
                       ----------------------------------

3142768.01


                       ----------------------------------
                        Date            Rental Payment
                        ----            --------------
                       ----------------------------------
                       ----------------------------------
                        9/15/07               $57,449.98
                       ----------------------------------
                        10/15/07              $57,449.98
                       ----------------------------------
                        11/15/07              $57,449.98
                       ----------------------------------
                        12/15/07              $57,449.98
                       ----------------------------------
                        1/15/08               $57,449.98
                       ----------------------------------
                        2/15/08            $2,943,174.45
                       ----------------------------------
                        3/15/08               $39,711.67
                       ----------------------------------
                        4/15/08               $39,711.67
                       ----------------------------------
                        5/15/08               $39,711.67
                       ----------------------------------
                        6/15/08               $39,711.67
                       ----------------------------------
                        7/15/08               $39,711.67
                       ----------------------------------
                        8/15/08               $39,711.67
                       ----------------------------------
                        9/15/08               $39,711.67
                       ----------------------------------
                        10/15/08              $39,711.67
                       ----------------------------------
                        11/15/08              $39,711.67
                       ----------------------------------
                        12/15/08              $39,711.67
                       ----------------------------------
                        1/15/09               $39,711.67
                       ----------------------------------
                        2/15/09            $3,149,304.64
                       ----------------------------------
                        3/15/09               $20,597.26
                       ----------------------------------
                        4/15/09               $20,597.26
                       ----------------------------------
                        5/15/09               $20,597.26
                       ----------------------------------
                        6/15/09               $20,597.26
                       ----------------------------------
                        7/15/09               $20,597.26
                       ----------------------------------
                        8/15/09               $20,597.26
                       ----------------------------------

3142768.01

                       ----------------------------------
                        Date            Rental Payment
                        ----            --------------
                       ----------------------------------
                       ----------------------------------
                         9/15/09              $20,597.26
                       ----------------------------------
                         10/15/09             $20,597.26
                       ----------------------------------
                         11/15/09             $20,597.26
                       ----------------------------------
                         12/15/09             $20,597.26
                       ----------------------------------
                         1/15/10              $20,597.26
                       ----------------------------------
                         2/15/10           $3,371,425.99
                       ----------------------------------
                         3/15/10                   $0.00
                       ----------------------------------
                         4/15/10                   $0.00
                       ----------------------------------
                         5/15/10                   $0.00
                       ----------------------------------
                         6/15/10                   $0.00
                       ----------------------------------
                         7/15/10                   $0.00
                       ----------------------------------
                         8/15/10                   $0.00
                       ----------------------------------
                         9/15/10                   $0.00
                       ----------------------------------
                         10/15/10                  $0.00
                       ----------------------------------

3142768.01

                                   EXHIBIT C
                                   ---------

                                  ASSUMPTIONS

Closing Date:                           April 15, 1993

Commencement of Primary Term:           April 15, 1993

Basic Rent and Basic Rent
Payment Dates during Primary Term:
                                        Basic Rent payments will be paid
                                        monthly in arrears in accordance with
                                        Exhibit B to the Lease on the 15th day
                                        ---------
                                        of each month during the Primary Term
                                        of the Lease, except that no rent will
                                        be due for or during the first six
                                        months of the Primary Term.

Lease Term:                             From the date of this Lease until
                                        October 15, 2010.

Tax Rate of Landlord:                   The Federal rate of tax on the taxable
                                        income of Landlord will be thirty-four
                                        percent (34%) as of the Closing Date:
                                        provided, however, a change in the
                                        taxable income of Landlord within the
                                        time periods set forth under Federal
                                        Tax Law Changes below shall be
                                        considered a Federal Tax Law Change for
                                        the purposes of the assumptions on this
                                        Exhibit C.

Debt Assumption by Landlord:            Landlord shall borrow $29,005,412.88
                                        at an interest 7.3763% per annum to be
                                        amortized in accordance with
                                        Attachment 1 hereto.
                                        ------------

Landlord's Cost as set forth in
the Development Budget:                 The total costs of Landlord shall not
                                        differ from those costs set forth in
                                        the Development Budget attached as
                                        Exhibit I to the Lease, and there shall
                                        ---------
                                        be no fees or costs of any kind to
                                        Landlord other than those set forth in
                                        the Development Budget, with any cost
                                        overruns being paid solely by

                                        Tenant in accordance with the terms of
                                        this Lease; provided, however, that (i)
                                        there shall be no Rent Adjustment with
                                        respect to any increase in Landlord's
                                        Cost resulting from any costs paid by
                                        Landlord other than those described on
                                        the Development Budget attached as
                                        Exhibit I, which costs are not
                                        ---------
                                        disclosed to Tenant, and (ii) Landlord
                                        shall bear all responsibility for any
                                        such undisclosed additional costs paid
                                        by Landlord.

Depreciation Component Assumptions:     Landlord shall be entitled to depreci-
                                        ation (MACRS) deductions for federal
                                        income tax purposes in accordance with
                                        the Internal Revenue Code of 1986, as
                                        amended (hereinafter, the "Code") based
                                        upon the assumed depreciation
                                        components set forth on Attachment 2
                                                                ------------
                                        hereto.

Placed In Service date for two story,
113,000 square foot building subject
to this Lease together with those
improved  walkways connecting such
building with Building B
("Building A"):                         Building A and its pro rata portion of
                                        the land, land improvements and
                                        personal property, and Renovations to
                                        Building A, will be Placed in Service
                                        in accordance with the Code, on
                                        June 30, 1993 (the "Placed In Service
                                        Date For Building A").

Placed In Service date for two story,
192,000 square foot building subject
to this Lease ("Building B") and
Renovations to Building B:              Building B and its pro rata portion of
                                        the land, land improvements and
                                        personal property will be Placed in
                                        Service in accordance with the Code as
                                        of the Closing Date (the "Placed In
                                        Service Date For Building B").  the
                                        Renovations to Building B will be
                                        Placed in Service in accordance with
                                        the Code on December 31, 1993 (the

                                        "Placed in Service Date For Building B
                                        Renovations").

Placed In Service date for the 3,200
square foot building subject to this
Lease ("Building C"):                   Building C and its pro rata portion of
                                        the land improvements and personal
                                        property will be Placed In Service in
                                        accordance with the Code, on June 30,
                                        1993 (the "Placed In Service Date For
                                        Building C").

Appraisal of Premises periodically
after completion of certain portions
of the Renovations:                     The updates of the April, 1993
                                        Appraisal (the "Appraisal Updates") as
                                        such are described in Section 11(c) of
                                        this Lease, as to (i) the Premises with
                                        respect to Building A, Building B and
                                        Building C, and each Building's pro
                                        rata portion of the land, land
                                        improvements and personal property, and
                                        (ii) the Renovations to each Building,
                                        shall (a) confirm that the Renovations
                                        have been completed in accordance with
                                        the previously approved plans and
                                        specifications therefor, (b) be used to
                                        adjust the component depreciation
                                        amounts to reflect the actual costs
                                        incurred in completing such Renovations, and (c) shall be used as may be necessary to calculate any
                                        Rent/Termination Value Adjustments as
                                        may be appropriate in accordance with
                                        the provisions of Section 5(c) of this
                                        Lease as a result of the information set forth thereon.

Federal Tax Law Changes:                There will be no "Federal Tax Law
                                        Changes". (a) With respect to Building A and its pro rata portion of the land, land improvements, and personal property, and with respect to
                                        Renovations to Building A, "Federal Tax
                                        Law Changes" shall mean and be limited
                                        to (i) amendments or additions to the
                                        Code that are enacted or
                                        promulgated before the end of the first
                                        session of the United States Congress
                                        that ends immediately following the
                                        Placed In Service Date For Building A,
                                        provided that such amendments or
                                        additions are retroactive to a date on
                                        or before the Placed In Service Date For
                                        Building A, and (ii) regulations,
                                        including proposed or temporary
                                        regulations, relating to such amendments or additions, administrative interpretations of such amendments or additions, and any judicial interpretations of such amendments or additions, so long as such regulations or interpretations are promulgated on or before December 31 of the year following the year of the Placed In Service Date
                                        For Building A and such regulations are
                                        retroactive to a date on or before the
                                        Placed In Service Date For Building A.
                                        (b) With respect to Building B and its
                                        land improvements, and personal
                                        property, "Federal Tax Law Changes"
                                        shall mean and be limited to (i)
                                        amendments or additions to the Code that are enacted or promulgated before the end of the first session of the United
                                        States Congress that ends immediately
                                        following the Placed In Service Date For
                                        Building B, provided that such
                                        amendments or additions are retroactive
                                        to a date on or before the Placed In
                                        Service Date For Building B, and (ii)
                                        regulations, including proposed or
                                        temporary regulations, relating to such
                                        amendments or additions, administrative
                                        interpretations of such amendments or
                                        additions, any judicial interpretation
                                        of such amendments or additions, so long as such regulations interpretations are promulgated on or before December 31 of the year following the year of the Placed in Service Date For Building B and such regulations and such regulations are retroactive to a date on or before the Placed in Service Date for Building B. (c) With respect to Renovations to Building B, "Federal Tax Law Changes" shall mean and be limited to (i) amendments or additions to the Code that are enacted or promulgated before the end of the first session of the United Stated
                                        Congress that ends immediately following the Placed In Service Date For Building
                                        B Renovations, provided that such
                                        amendments or additions are retroactive
                                        to a date on or before the Placed In
                                        Service Date For Building B Renovations, and (ii) regulations, including proposed or temporary regulations, relating to such amendments or additions, and any judicial interpretations of such amendments or additions, so long as such regulations or interpretations are promulgated on or before December 31 of the year following the year of the Place
                                        In Service Date For Building B
                                        Renovations and such regulations or
                                        interpretations are retroactive to a
                                        date on or before the Placed In Service
                                        Date For Building B Renovations. (d)
                                        With respect to Building C and its pro
                                        rata portion of the land, land
                                        improvements, and personal property
                                        "Federal Tax Law Changes" shall mean and be limited to (i) amendments or additions to the Code that are enacted or promulgated before the end of the first session of the United States
                                        Congress that ends immediately following the Placed In Service Date For Building
                                        C, provided that such amendments or
                                        additions are retroactive to a date on
                                        or before the Placed In Service Date For
                                        Building C, and (ii) regulations,
                                        including proposed or temporary
                                        regulations, relating to such amendments or additions, administrative interpretations of such amendments or additions, and any judicial interpretations of such amendments or additions so long as such regulations or interpretations are promulgated on or before December 31 of the year following the of the Placed In
                                        Service Date For Building C and such
                                        regulations or interpretations are
                                        retroactive to a date on or before the
                                        Placed In Service Date For Building C.
                                        Notwithstanding the provisions of
                                        subsections (a), (b), (c) and (d)
                                        hereto, Federal Tax Law Changes shall
                                        not include any amendments or additions
                                        to the Code, regulations administrative
                                        interpretations, or judicial
                                        interpretations which cause the Lease to be treated as other than a "true lease" for Federal income tax purposes
                                        ("Excluded Federal Tax Law Changes")
                                        solely as a result of any such Excluded
                                        Federal Tax Law Change .

Building A Cafeteria Costs:             For the purpose of the above
                                        assumptions the costs of constructing
                                        the cafeteria in Building A shall be
                                        Placed In Service with the Renovations
                                        to Building B even though the cafeteria
                                        is located in Building A.

Capitalized Interest During
Period of Renovations to
Building B:                             The construction of the Renovations to
                                        Building B will commence on August 15,
                                        1993 and the interest paid or accrued on the portion of the Note (as defined in the Tax Indemnity Agreement) allocable to the cost of Building B (including the Renovations to Building B) for the period from such commencement date to the Place in Service Date For Building B
                                        Renovations shall be capitalized and
                                        added to the basis of the Renovations to Building B.

All capitalized terms used on this Exhibit C and not defined in these
                                   ---------
assumptions shall have the meanings ascribed thereto in the Lease.

                                   EXHIBIT D
                                   ---------
                               TERMINATION VALUES

                    Date                     Termination Value
                    ----                     -----------------
                   4/15/93                     31,860,846.10
                   5/15/93                     32,057,696.22
                   6/15/93                     32,255,717.54
                   7/15/93                     32,452,983.57
                   8/15/93                     32,651,016.22
                   9/15/93                     32,851,812.21
                  10/15/93                     33,051,417.04
                  11/15/93                     33,166,231.02
                  12/15/93                     33,283,429.19
                   1/15/94                     33,352,313.96
                   2/15/94                     32,480,860.59
                   3/15/94                     32,493,234.26
                   4/15/94                     32,505,288.47
                   5/15/94                     32,517,016.00
                   6/15/94                     32,528,719.16
                   7/15/94                     32,538,493.07
                   8/15/94                     32,556,592.43
                   9/15/94                     32,589,739.45
                  10/15/94                     32,261,284.68
                  11/15/94                     32,653,117.38
                  12/15/94                     32,685,240.15
                   1/15/95                     32,715,751.80
                   2/15/95                     32,519,062.68
                   3/15/95                     32,874,664.79
                   4/15/95                     32,901,987.49
                   5/15/95                     32,927,945.78
                   6/15/95                     32,954,141.98
                   7/15/95                     32,978,963.51
                   8/15/95                     33,004,012.62
                   9/15/95                     33,029,291.38
                  10/15/95                     32,611,195.87
                  11/15/95                     32,635,310.81
                  12/15/95                     32,659,646.93
                   1/15/96                     32,682,591.50
                   2/15/96                     32,705,746.59
                   3/15/96                     32,729,114.15
                   4/15/96                     32,752,696.12
                   5/15/96                     32,775,309.25

                                   EXHIBIT D
                                   ---------
                           TERMINATION VALUES(cont.)

                      Date                   Termination Value
                      ----                   -----------------
                    6/15/96                    32,798,129.33
                    7/15/96                    32,819,974.86
                    8/15/96                    32,842,020.36
                    9/15/96                    32,864,268.28
                   10/15/96                    32,183,462.55
                   11/15/96                    32,204,924.87
                   12/15/96                    32,336,584.33
                    1/15/97                    32,247,257.52
                    2/15/97                    32,268,120.67
                    3/15/97                    32,389,175.54
                    4/15/97                    32,310,423.88
                    5/15/97                    32,331,026.57
                    6/15/97                    32,351,818.64
                    7/15/97                    32,371,960.94
                    8/15/97                    32,392,288.44
                    9/15/97                    32,412,802.85
                   10/15/97                    31,678,805.29
                   11/15/97                    31,698,850.12
                   12/15/97                    31,719,079.30
                    1/15/98                    31,738,653.66
                    2/15/98                    31,758,408.13
                    3/15/98                    31,778,344.35
                    4/15/98                    31,798,463.99
                    5/15/98                    31,818,007.22
                    6/15/98                    31,837,730.31
                    7/15/98                    31,856,873.40
                    8/15/98                    31,876,192.75
                    9/15/98                    31,895,689.96
                   10/15/98                    31,105,138.50
                   11/15/98                    31,124,227.90
                   12/15/98                    31,143,493.12
                    1/15/99                    31,162,174.24
                    2/15/99                    31,181,027.49
                    3/15/99                    31,200,054.44
                    4/15/99                    31,219,256.69
                    5/15/99                    31,237,952.85
                    6/15/99                    31,256,821.33

                                   EXHIBIT D
                                   ---------
                           TERMINATION VALUES(cont.)


                      Date                    Termination Value
                      ----                    -----------------
                     7/15/99                    31,275,180.71
                     8/15/99                    31,293,709.37
                     9/15/99                    31,312,408.86
                    10/15/99                    30,461,422.42
                    11/15/99                    30,479,779.08
                    12/15/99                    30,498,305.05
                     1/15/00                    30,516,318.89
                     2/15/00                    30,534,498.94
                     3/15/00                    30,552,846.74
                     4/15/00                    30,571,363.84
                     5/15/00                    30,589,782.95
                     6/15/00                    30,608,372.04
                     7/15/00                    30,626,863.84
                     8/15/00                    30,654,526.31
                     9/15/00                    30,664,361.01
                    10/15/00                    29,749,812.40
                    11/15/00                    29,768,725.08
                    12/15/00                    29,787,812.32
                     1/15/01                    29,806,806.90
                     2/15/01                    28,115,512.30
                     3/15/01                    28,134,859.20
                     4/15/01                    28,154,384.69
                     5/15/01                    28,175,110.48
                     6/15/01                    28,196,027.47
                     7/15/01                    28,218,157.48
                     8/15/01                    28,240,491.51
                     9/15/01                    28,263,031.45
                    10/15/01                    28,286,799.24
                    11/15/01                    28,310,786.04
                    12/15/01                    28,334,993.85
                     1/15/02                    28,360,444.77
                     2/15/02                    26,542,971.28
                     3/15/02                    26,568,893.14
                     4/15/02                    26,595,053.73
                     5/15/02                    26,622,638.07
                     6/15/02                    26,650,476.33
                     7/15/02                    26,679,753.68

                                   EXHIBIT D
                                   ---------
                           TERMINATION VALUES(cont.)

                      Date                    Termination Value
                      ----                    -----------------
                     8/15/02                    26,709,300.40
                     9/15/02                    26,739,118.97
                    10/15/02                    26,770,394.73
                    11/15/02                    26,801,958.13
                    12/15/02                    26,833,811.82
                     1/15/03                    26,867,141.31
                     2/15/03                    24,914,629.97
                     3/15/03                    24,948,575.10
                     4/15/03                    24,982,832.30
                     5/15/03                    25,018,762.69
                     6/15/03                    25,055,023.27
                     7/15/03                    25,092,975.34
                     8/15/03                    25,131,276.08
                     9/15/03                    25,169,928.68
                    10/15/03                    25,210,294.62
                    11/15/03                    25,251,031.29
                    12/15/03                    25,292,142.08
                     1/15/04                    25,334,988.69
                     2/15/04                    23,238,000.27
                     3/15/04                    23,281,637.28
                     4/15/04                    23,325,674.92
                     5/15/04                    23,371,664.15
                     6/15/04                    23,418,075.50
                     7/15/04                    23,466,460.11
                     8/15/04                    23,515,288.72
                     9/15/04                    23,564,565.39
                    10/15/04                    23,615,841.50
                    11/15/04                    23,667,588.02
                    12/15/04                    23,719,809.28
                     1/15/05                    23,774,056.87
                     2/15/05                    21,522,539.14
                     3/15/05                    21,577,786.42
                     4/15/05                    21,633,540.42
                     5/15/05                    21,691,556.73
                     6/15/05                    21,750,105.05
                     7/15/05                    21,810,941.18
                     8/15/05                    21,872,335.07

                                   EXHIBIT D
                                   ---------
                           TERMINATION VALUES(cont.)

                      Date                    Termination Value
                      ----                    -----------------
                     9/15/05                    21,934,291.82
                    10/15/05                    21,998,567.52
                    11/15/05                    22,063,432.40
                    12/15/05                    22,128,891.83
                     1/15/06                    22,196,702.23
                     2/15/06                    19,779,956.11
                     3/15/06                    19,849,015.11
                     4/15/06                    19,918,707.00
                     5/15/06                    19,991,007.99
                     6/15/06                    20,063,971.47
                     7/15/06                    20,139,573.92
                     8/15/06                    20,215,869.00
                     9/15/06                    20,292,863.04
                    10/15/06                    20,372,532.86
                    11/15/06                    20,452,932.46
                    12/15/06                    20,534,068.51
                     1/15/07                    20,617,918.18
                     2/15/07                    18,024,562.89
                     3/15/07                    18,109,955.48
                     4/15/07                    18,196,130.13
                     5/15/07                    18,285,300.94
                     6/15/07                    18,375,288.29
                     7/15/07                    18,468,306.60
                     8/15/07                    18,562,176.58
                     9/15/07                    18,656,906.03
                    10/15/07                    18,754,709.74
                    11/15/07                    18,853,408.81
                    12/15/07                    18,953,011.45
                     1/15/08                    19,055,732.85
                     2/15/08                    16,273,670.06
                     3/15/08                    16,378,280.62
                     4/15/08                    16,483,848.73
                     5/15/08                    16,592,892.44
                     6/15/08                    16,702,934.17
                     7/15/08                    16,816,492.33
                     8/15/08                    16,931,089.72
                     9/15/08                    17,046,735.83

                                   EXHIBIT D
                                   ---------
                           TERMINATION VALUES(cont.)

                      Date                    Termination Value
                      ----                    -----------------
                    10/15/08                    17,165,949.54
                    11/15/08                    17,286,254.11
                    12/15/08                    17,407,659.51
                     1/15/09                    17,352,685.10
                     2/15/09                    14,549,261.64
                     3/15/09                    14,676,585.53
                     4/15/09                    14,805,074.35
                     5/15/09                    14,937,570.18
                     6/15/09                    15,071,278.13
                     7/15/09                    15,209,040.72
                     8/15/09                    15,348,063.50
                     9/15/09                    15,488,358.01
                    10/15/09                    15,632,767.27
                    11/15/09                    15,778,497.41
                    12/15/09                    15,925,560.50
                     1/15/10                    16,076,800.14
                     2/15/10                    12,211,042.69
                     3/15/10                    12,365,842.83
                     4/15/10                    12,511,967.59
                     5/15/10                    12,666,807.61
                     6/15/10                    12,823,063.83
                     7/15/10                    12,988,127.71
                     8/15/10                    13,154,701.03
                     9/15/10                    13,322,797.58
                    10/15/10                    13,500,000.01

                              EXHIBIT J
                              ---------

                       ENVIRONMENTAL REMEDIATION

     The Remediation required to be performed by Tenant pursuant to Section 7(c)(v), and the plans and specifications and other requirements for the performance of the Remediations, are as follows:

     1. The removal from Building B of: (a) all asbestos-containing materials ("ACM") identified by Law Engineering, Inc. ("Law") in its "Law Engineering Report Asbestos-Containing Materials Survey," dated October 16, 1992 and prepared for InteCom, Inc. by Law; (b) all ACM subsequently identified by Law or Albert H. Halff Associates, Inc., or such outer consultant engaged by Landlord (collectively referred to for convenience as verifications inspection to be conducted by Halff. Tenant shall reimburse Landlord for all expenses incurred by Landlord in engaging Halff to perform the verification inspection.

     2. The Remediation shall be performed by National Abatement Services, Inc. ("NAS"). Law shall act as project supervisor and shall perform the same functions it performed in connection with the removal of ACM from Building A, including without limitation, observations of the work practices of NAS, air monitoring, and the preparation of a final report after the completion of the Remediation.

     3. The Remediation shall be performed in accordance with the "InteCom, Inc. Work Procedures, Asbestos-Containing Materials Removal, Law Engineering Proposal No. DP-8712-93A, January 5, 1993," prepared by Law (the "Law Engineering Technical Specifications").

     4. The Remediation shall not be complete until Landlord has received from Law a final report (the "Law Report") stating that all ACM identified Intecom, inc. or The Koll Company has been removed from Building B, that all categories of construction material reasonably suspected to contain ACM which are accessible without the destruction of interior or exterior walls or ceilings have been sampled and tested in accordance with Environmental Protection Agency ("EPA) guidelines and have been found to not be ACM, that the plans and specifications for Building B have been reviewed in an attempt to determine whether ACM's are present in Building B in inaccessible areas and do not reveal the presence of ACM, and that the abatement agreement in connection with Building B has been fully performed by NAS in accordance with the Law Engineering Technical Specifications.

     5. The Remediation shall also not be deemed complete until Landlord has received a final report from Halff, or another consultant engaged by Landlord, stating that, based on its review of the Law Report and as a result of Halff's or such other consultant's verification inspection, the Remediation at Building B has been performed and completed in accordance with the Law Engineering Technical Specifications for the removal of ACM; all ACM previously identified by Law or Halff has been removed; all reasonably suspect categories of materials that are accessible without the destruction of interior or exterior walls, ceilings, or roofs have been visually inspected or sampled and tested in accordance with EPA regulations and determined not to be ACM.

     6. The Remediation shall include all work that is necessary to be performed in order for Law and Halff to issue the reports described in paragraphs 4 and 5 above.

     7. For the purpose of this Exhibit J, the term "Building B" shall include any part of the Improvements that were not the subject of the asbestos abatement of Building A as described in "Law Engineering Progress Report, Intecom, Inc., Building A - Areas A1 and A2, 601 Intecom Drive, Allen, Texas, Law Engineering Project No. 321-03583-01," dated March 3, 1993.

                                      -2-